UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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CCUR HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CCUR HOLDINGS, INC.

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

AND

PROXY STATEMENT

CCUR HOLDINGS, INC.

4375 River Green Parkway, Suite 210

Duluth, Georgia 30096

(770) 305-6435

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of CCUR Holdings, Inc. (“CCUR”) to be held at 9:00 a.m., Eastern Time, on Thursday, November 8, 2018, at the Hilton Garden Inn Atlanta North/Johns Creek located at 11695 Medlock Bridge Road, Johns Creek, Georgia, 30097. The Annual Meeting is being held to consider and act upon the following matters:

1)	To elect the three directors nominated by the Board of Directors to serve until the 2019 Annual Meeting of Stockholders;
2)	To ratify the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for the fiscal year ending June 30, 2019;
3)	To approve, on an advisory basis, CCUR’s named executive officer compensation in the fiscal year ended June 30, 2018;
4)	To approve the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of CCUR’s tax benefits;
5)	To approve the amendment to the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan to increase the number of shares authorized by 900,000; and
6)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends that you vote “FOR” Items 1, 2, 3, 4 and 5. The proxy holders will use their discretion to vote on other matters that may properly arise at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors established September 18, 2018 as the record date for the determination of stockholders entitled to receive notice of and vote at the Annual Meeting. Only stockholders of record of CCUR’s common stock at the close of business on that date will be entitled to vote at the Annual Meeting. A list of stockholders as of the record date will be available for inspection by stockholders at CCUR’s corporate office located at 4375 River Green Parkway, Suite 210, Duluth, Georgia 30096 during regular business hours in the 10-day period prior to the Annual Meeting and on the day of the meeting. During the Annual Meeting, it will be available for inspection at the meeting location.

Your vote is important. To be sure your shares are voted at the Annual Meeting, even if you plan to attend the meeting in person, please follow the instructions provided to you and vote your shares today. This will not prevent you from voting your shares in person if you are able to attend. Your cooperation is appreciated since a majority of the outstanding shares of CCUR’s common stock entitled to vote must be represented, either in person or by proxy, to constitute a quorum.

We look forward to meeting with you on November 8, 2018.

By Order of the Board of Directors,

Wayne Barr, Jr.
Executive Chairman and Interim President and CEO

Duluth, Georgia

[ ], 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on November 8, 2018:

The Notice of 2018 Annual Meeting of Stockholders and Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended June 30, 2018 are available at www.proxyvote.com.

i

CCUR HOLDINGS, INC.

4375 River Green Parkway, Suite 210

Duluth, Georgia 30096

(770) 305-6435

PROXY STATEMENT

The Board of Directors (the “Board”) of CCUR Holdings, Inc. (herein referred to by terms such as “we,” “us,” “our,” “CCUR” or the “Company”) is providing these materials to you in connection with the 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at 9:00 a.m., Eastern Time, on Thursday, November 8, 2018, at the Hilton Garden Inn Atlanta North/Johns Creek located at 11695 Medlock Bridge Road, Johns Creek, Georgia, 30097. Your proxy is solicited by the Board on behalf of CCUR.

On or about October 15, 2018, the Company will begin mailing to its stockholders this Proxy Statement, the accompanying proxy card or voting instruction form and the Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (“Fiscal Year 2018”).

GENERAL INFORMATION

Why am I receiving these materials?

You are receiving these materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement describes in detail issues on which we would like you, our stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

What is a proxy?

The Board is asking for your proxy. This means you authorize persons selected by the Company to vote your shares at the Annual Meeting in the way that you instruct. All shares represented by valid proxies received and not revoked before the Annual Meeting will be voted in accordance with the stockholder’s specific voting instructions.

What is included in these materials?

These materials include:

•	the Notice of 2018 Annual Meeting of Stockholders and Proxy Statement;

•	a proxy card or voting instruction form for the Annual Meeting; and

•	the Annual Report on Form 10-K for Fiscal Year 2018, which contains the Company’s audited consolidated financial statements.

What items will be voted on at the Annual Meeting?

There are five proposals scheduled to be voted on at the Annual Meeting:

•	the election of the three directors nominated by the Board to serve until the 2019 Annual Meeting of Stockholders;

•	the ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for the fiscal year ending June 30, 2019 (“Fiscal Year 2019”);

•	the approval, on an advisory basis, of CCUR’s named executive officer compensation in Fiscal Year 2018;

•	the approval of the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of CCUR’s tax benefits; and

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•	the approval of the amendment to the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan to increase the number of shares authorized by 900,000 shares.

The Board is not aware of any other matters to be brought before the Annual Meeting. If other matters are properly raised at the Annual Meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are the Board’s voting recommendations?

The Board unanimously recommends that you vote your shares:

•	“FOR” the election of each of the three directors nominated by the Board to serve until the 2019 Annual Meeting of Stockholders;

•	“FOR” the ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for Fiscal Year 2019;

•	“FOR” the approval, on an advisory basis, of CCUR’s named executive officer compensation in Fiscal Year 2018;

•	“FOR” the approval of the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of CCUR’s tax benefits; and

•	“FOR” the approval of the amendment to the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan to increase the number of shares authorized by 900,000 shares.

Who can attend the Annual Meeting?

Admission to the Annual Meeting is limited to:

•	stockholders of record as of the close of business on September 18, 2018;

•	holders of valid proxies for the Annual Meeting; and

•	invited guests.

Admission to the Annual Meeting will be on a first-come, first-served basis. Each stockholder may be asked to present valid photo identification, such as a driver’s license or passport, and proof of stock ownership as of the record date for admittance.

When is the record date and who is entitled to vote?

The Board set September 18, 2018 as the record date. As of the record date, 9,154,070 shares of common stock, $0.01 par value per share, of CCUR were issued and outstanding. Stockholders are entitled to one vote per share of common stock outstanding on the record date on any matter properly presented at the Annual Meeting.

What is a stockholder of record?

A stockholder of record or registered stockholder is a stockholder whose ownership of CCUR’s common stock is reflected directly on the books and records of the Company’s transfer agent, American Stock Transfer & Trust Company, LLC. If you hold common stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in street name and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. CCUR only has access to ownership records for the registered shares. If you are not a stockholder of record and you wish to attend the Annual Meeting, CCUR will require additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement, a letter from the stockholder of record (e.g., your bank, broker or other nominee) or a copy of your voting instruction form.

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How do I vote?

You may vote by any of the following methods:

•	In person. Stockholders of record and beneficial owners of shares held in street name may vote in person at the Annual Meeting. If you hold shares in street name, you must also obtain a legal proxy from the stockholder of record (e.g., your bank, broker or other nominee) to vote in person at the Annual Meeting. Please note that if you request a legal proxy, any previously submitted proxy will be revoked and your shares will not be voted unless you attend the Annual Meeting and vote in person or appoint another proxy to vote on your behalf.

•	By telephone or via the Internet. Stockholders of record may vote by proxy, by telephone or via the Internet, by following the instructions included in the proxy card provided or the instructions you receive by e-mail. If you are a beneficial owner of shares held in street name, your ability to vote by telephone or via the Internet depends on the voting procedures of the stockholder of record (e.g., your bank, broker or other nominee). Please follow the instructions included in the voting instruction form provided to you by the stockholder of record.

•	By mail. Stockholders of record and beneficial owners of shares held in street name may vote by proxy by completing, signing, dating and returning the proxy card or voting instruction form provided.

How can I revoke my proxy or change my vote?

Stockholders of record. You may revoke your proxy or change your vote at any time prior to the taking of the vote at the Annual Meeting by (i) submitting a written notice of revocation to the Company’s Corporate Secretary at CCUR Holdings, Inc., 4375 River Green Parkway, Suite 210, Duluth, Georgia 30096; (ii) delivering a proxy bearing a later date using any of the voting methods described in the immediately preceding Q&A, including by telephone or via the Internet, and until the applicable deadline for each method specified in the accompanying proxy card; or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote in person at the meeting. For all methods of voting, the last vote cast will supersede all previous votes.

Beneficial owners of shares held in street name. You may revoke or change your voting instructions by following the specific instructions provided to you by the stockholder of record (e.g., your bank, broker or other nominee), or, if you have obtained a legal proxy from the stockholder of record, by attending the Annual Meeting and voting in person.

What happens if I vote by proxy and do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you vote by proxy, by telephone, via the Internet or by completing, signing, dating and returning a proxy card, without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners of shares held in street name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is referred to as a “broker non-vote.”

The election of directors, the advisory vote to approve CCUR’s named executive officer compensation in Fiscal Year 2018, the approval of the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of CCUR’s tax benefits and the approval of the amendment to the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan to increase the number of shares authorized by 900,000 shares are “non-routine” matters. Consequently, without your voting instructions, the organization that holds your shares cannot vote your shares on these proposals. The ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for Fiscal Year 2019, is considered a “routine” matter.

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What is the voting requirement to approve each of the proposals?

•	Election of Directors. Directors shall be elected by a plurality of the votes cast. As a result, the three nominees receiving the highest number of affirmative votes will be elected as directors. There is no cumulative voting with respect to the election of directors.

•	Ratification of the Appointment of Independent Registered Public Accounting Firm. Ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for Fiscal Year 2019 requires the affirmative vote of a majority of the votes cast affirmatively or negatively.

•	Advisory Vote to Approve Named Executive Officer Compensation. Advisory approval of CCUR’s named executive officer compensation in Fiscal Year 2018 requires the affirmative vote of a majority of the votes cast affirmatively or negatively.

•	Approval of the Amendment to CCUR’s Restated Certificate of Incorporation. Approval of the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of CCUR’s tax benefits requires the affirmative vote of a majority of the outstanding shares of CCUR’s common stock.

•	Approval of the Amendment to the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan. Approval of the Amendment to the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan to increase the number of shares authorized by 900,000 requires the affirmative vote of a majority of the votes cast affirmatively or negatively.

•	Other Items. Approval of any other matters requires the affirmative vote of a majority of the votes cast affirmatively or negatively.

What is the quorum for the Annual Meeting? How are abstentions and broker non-votes treated?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote is necessary for the transaction of business at the Annual Meeting. Your shares are counted as being present if you vote in person at the Annual Meeting, by telephone, via the Internet or by submitting a properly executed proxy card or voting instruction form by mail. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum for the Annual Meeting.

With respect to the election of directors, only “for” and “withhold” votes may be cast. If a quorum is present, withhold votes will have no effect on the outcome of the proposal. Broker non-votes will also have no effect on the outcome of the proposal.

With respect to the ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for Fiscal Year 2019, the approval, on an advisory basis, of CCUR’s named executive officer compensation in Fiscal Year 2018 and the approval of the amendment to the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan to increase the number of shares authorized by 900,000, you may vote “for” or “against” the proposals, or you may “abstain” from voting on the proposals. Abstentions will have no effect on the outcome of the proposals, as they are not counted as votes cast affirmatively or negatively. Broker non-votes will also have no effect on the outcome of the proposals. As discussed above, because the ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for Fiscal Year 2019, is considered a “routine” matter, we do not expect any broker non-votes with respect to this proposal.

With respect to the approval of the amendment to CCUR’s Restated Certificate of Incorporation to preserve CCUR’s tax benefits, you may vote “for” or “against” the proposal, or you may “abstain” from voting on the proposal. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.

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Who are the proxy holders and how will they vote?

The persons named as attorneys-in-fact in the proxies, Wayne Barr, Jr., Warren Sutherland and Heather Asher, were selected by the Board and are officers and, in the case of Mr. Barr, an officer and a director, of the Company. If you are a stockholder of record and you return an executed and dated proxy card but do not provide specific voting instructions, your shares will be voted on the proposals as follows:

•	“FOR” the election of each of the three directors nominated by the Board to serve until the 2019 Annual Meeting of Stockholders;

•	“FOR” the ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for Fiscal Year 2019;

•	“FOR” the approval, on an advisory basis, of CCUR’s named executive officer compensation in Fiscal Year 2018;

•	“FOR” the approval of the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of CCUR’s tax benefits; and

•	“FOR” the approval of the amendment to the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan to increase the number of shares authorized by 900,000.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted on such matters in the discretion of the proxy holders.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary or final voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the completion of the meeting.

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COMMON STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The table below provides information about the beneficial ownership of CCUR’s common stock as of September 18, 2018, by each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s common stock as well as by each director, nominee for director and named executive officer and by all directors and executive officers as a group. In computing the number of shares beneficially owned by a person and the ownership percentage of that person, shares deemed outstanding include shares of restricted stock which vest within 60 days of September 18, 2018. However, these shares are not deemed outstanding for the purposes of computing the ownership percentage of any other person. The ownership percentage is based on 9,154,070 shares of CCUR’s common stock outstanding as of September 18, 2018. Except as otherwise indicated in the footnotes below, each of the persons named in the table has sole voting and investment power with respect to the securities indicated as beneficially owned by such person, subject to community property laws where applicable. Unless otherwise indicated in the footnotes below, the address for each of the beneficial owners is c/o CCUR Holdings, Inc., 4375 River Green Parkway, Suite 210, Duluth, Georgia 30096.

Name	Number of Shares and Nature of Beneficial Ownership		Ownership Percentage
Principal Stockholders:
JDS1, LLC	3,584,740	(1)	39.2%
Renaissance Technologies LLC	659,719	(2)	7.2%
Dimensional Fund Advisors LP	610,949	(3)	6.5%
Directors, Director Nominees and Named Executive Officers:
Wayne Barr, Jr.	20,000	(4)	*
Derek Elder	0		*
David Nicol	7,500	(4)	*
Steven G. Singer	15,000	(4)	*
Dilip Singh	36,000	(4)	*
Warren Sutherland	38,000		*
Directors and executive officers as a group (5 persons)	116,500		1.3%

*	Less than 1%.

(1)	This information is based on a Schedule 13D/A filed jointly with the SEC on June 28, 2018 by JDS1, LLC and Julian Singer, the managing member of JDS1, LLC, each of whose address is 2200 Fletcher Avenue, Suite 501, Fort Lee, New Jersey 07024. The Schedule 13D/A reports that Mr. Singer has sole voting and investment power over all of the shares held by JDS1, LLC.
(2)	This information is based on a Schedule 13G/A filed jointly with the SEC on February 14, 2018 by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation, each of whose address is 800 Third Avenue, New York, New York 10022. The Schedule 13G/A reports that Renaissance Technologies Holdings Corporation owns a majority interest in Renaissance Technologies LLC.
(3)	This information is based on a Schedule 13G/A filed with the SEC on February 9, 2018 by Dimensional Fund Advisors LP (“Dimensional”), whose address is Building One, 6300 Bee Cave Road, Austin, Texas 78746. The Schedule 13G/A reports that Dimensional has sole voting power over 597,142 shares, shared voting power over no shares, and sole investment power over all of the shares shown. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment adviser, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the securities owned by the Funds and may be deemed to beneficially own these shares. However, all securities reported on the Schedule 13G/A are owned by the Funds, and Dimensional and its subsidiaries disclaim beneficial ownership of all of the shares shown.
(4)	The number of shares beneficially owned by Messrs. Barr, Nicol, Steven Singer and Singh includes 15,000, 7,500, 15,000 and 15,000 shares of restricted stock, respectively. Additionally, 21,000 shares beneficially owned by Mr. Singh are held with his spouse and they have shared voting and investment power with respect to those shares.

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ELECTION OF DIRECTORS

(Item 1 of Notice)

The number of directors is currently fixed at four. The Board has nominated the following three persons for election as directors at the Annual Meeting: Wayne Barr, Jr., David Nicol and Steven G. Singer. The Board has determined that Dilip Singh will not stand for election at the Annual Meeting. This determination was not based on any disagreement between Mr. Singh and the Board. Mr. Singh will continue his service on the Board through the date of the Annual Meeting. Effective on the date of the Annual Meeting, the size of the Board will be reduced to three members.

If elected, each nominee will serve until his term expires at the 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Each nominee has agreed to be named in this Proxy Statement and to serve if elected.

All of the nominees are currently serving as directors. Except for David Nicol, who was elected to the Board in February 2018, all of the nominees were elected to the Board at the 2017 Annual Meeting of Stockholders. Mr. Nicol was initially identified to the Board as a potential director by a non-management director.

Although the Company knows of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxy holders intend to vote your shares for any substitute nominee proposed by the Board. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the three nominees named in this Proxy Statement.

Except for the foregoing, there are no arrangements or understandings between any nominee and any other person pursuant to which he was or is to be selected as a director or nominee for re-election through the 2019 Annual Meeting of Stockholders. None of the nominees has a family relationship with any other nominee or director or any executive officer of CCUR or any of its subsidiaries.

The Board determines the independence of its members based on the standards specified by The NASDAQ Stock Market (“NASDAQ”).1 The Board has reviewed the relationships between CCUR and each director to determine compliance with the NASDAQ independence standards. Based on its review, the Board has determined that each of Messrs. Nicol and Singer is independent.

The Board unanimously recommends that you vote “FOR” the election of each of the three nominees for director named in this Proxy Statement.

Unless a proxy card (or voting instruction properly submitted by telephone or via the Internet) is marked to give a different direction, the persons named as attorneys-in-fact in the proxy card will vote “FOR” the election of each of the three nominees named in this Proxy Statement.

Nominees for Director

Information on each of the nominees for the Board, including each nominee’s principal occupations and employment for at least the last five years, the names of other publicly held companies for which he serves as a director or has served as a director in at least the last five years, and the experience, qualifications, attributes and skills considered among the most important by our Nominating Committee and the Board in determining that the nominee should serve as a director, is set forth below.

1 While the Company’s stock ceased trading on the NASDAQ Global Market and began trading on the OTCQB Venture Market on March 27, 2018, the Board continues to use the NASDAQ independence standards to assess director independence as a part of its corporate governance program.

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Wayne Barr, Jr. Age 54 and a director since August 2016. Mr. Barr has served as Executive Chairman of the Board and Interim President and CEO of the Company since February 2018. Prior to his appointment as Interim President and CEO, Mr. Barr had served as Chairman of the Board since July 2017. Mr. Barr was Managing Director of Alliance Group of NC, LLC, a full service real estate firm in North Carolina, from May 2012 to September 2018. Since February 2007, he has served as the principal of Oakleaf Consulting Group LLC, a management consulting firm focusing on technology and telecommunications companies, which he founded in 2001. Mr. Barr also co-founded and was President from 2003 to 2008 of Capital & Technology Advisors, LLC, a management consulting and restructuring firm. Mr. Barr has been a director of (i) Aviat Networks, Inc. since November 2016 and serves on its audit committee; (ii) HC2 Holdings, Inc. since 2014, where he served as chairman of the audit committee overseeing the preparation and review of its financial statements and other public company filings until June 2016 and served on the nominating committee until June 2016; and (iii) Alaska Communications, Inc. (NASDAQ: ALSK) since May 2018 and serves on its compensation committee. He previously served on the board of directors of Anacomp, Evident Technologies, Inc., Globix Corporation, IoSat Holdings Limited, Leap Wireless International and NEON Communications.

We believe Mr. Barr’s wide range of experience serving as an executive and director, including of publicly traded companies, and unique understanding of our operations, opportunities and challenges qualify him to serve as a member of the Board.

David Nicol, Age 73 and a director since February 2018. Mr. Nicol is a seasoned board director and advisor for technology-based businesses. He currently serves on the board of directors for two private companies and on the board of Evolving Systems, Inc. (NASDAQ: EVOL), a publicly traded company, where he has served on the audit committee since March 2004 and as the audit committee chairman since January 2011 and on the compensation committee since March 2004 and as the compensation committee chairman since November 2005. Mr. Nicol is an active member of the National Association of Corporate Directors and Financial Executives International. Since 2015, he has been on the faculty in the Finance Department at the Bloch School of Management at the University of Missouri – Kansas City. From February 2012 through July 2015, Mr. Nicol was President and Chief Operations Officer of Strongwatch, Inc., a security innovation company that was subsequently acquired. Prior to that, he was a consultant to several companies, each subsequently acquired by listed companies. From January 2006 through January 2009, Mr. Nicol was Executive Vice President and Chief Financial Officer for Solutionary, Inc., a managed IT security services provider, since acquired by NTT Security. Prior to 2006, Mr. Nicol held numerous senior executive positions focused on operations, strategy, product management and business development at communication and technology service companies, which included Fortune 500 companies as well as smaller earlier stage and growth companies.

We believe that Mr. Nicol’s experience in advising and overseeing complex accounting and financial issues and broad experience advising a diverse group of companies as a director and executive qualify him to serve as a member of the Board.

Steven G. Singer. Age 57 and a director since July 2017. Mr. Singer currently serves as a consultant for Remus Holdings, Inc., a closely held investment company. From 2000 to 2016, Mr. Singer served as the Chairman and CEO of American Banknote Corporation, a provider of secure financial products and solutions and a public company through 2007. Prior to that, Mr. Singer was Executive Vice President and Chief Operating Officer of Remus Holdings, Inc., a closely held investment company, a position he held from 1994 to 2000. Mr. Singer has served on numerous public and private company boards, including ABNote do Brazil (a publicly traded subsidiary of American Banknote Corporation now operating as Valid SA), CooperVision, Inc., Anacomp, Inc., Motient Corporation (now operating as TerreStar Corporation), Globix Corporation, TVMAX Holdings, Inc. and Galaxy Cable, Inc. (now operating as Galaxy Cablevision). In addition, Mr. Singer served as Chairman of the board of directors of Motient Corporation and Globix Corporation.

We believe that Mr. Singer’s extensive experience as a director and executive in a diverse range of industries, including secure transactions, payment solutions, telecommunications, technology and diversified manufacturing sectors, qualify him to serve as a member of the Board.

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CORPORATE GOVERNANCE AND COMMITTEES OF THE BOARD

CCUR is incorporated under the laws of the State of Delaware and is governed by the Board. As permitted under Delaware law and CCUR’s Restated Certificate of Incorporation and Amended and Restated By-laws, the Board has established and delegated certain authority and responsibility to three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. Additionally, as detailed in CCUR’s Current Report on Form 8-K filed with the SEC on October 16, 2017, upon signing of an asset purchase agreement with Vecima Networks, Inc. to divest of CCUR’s content delivery and storage division, the Investment Committee was established as a special committee of the Board to focus on maximizing the value of CCUR’s sale proceeds and other assets, including the evaluation of options to invest in or acquire one or more existing operating businesses. The Board annually reviews the membership of and the authority and responsibility delegated to each committee.

The Board is committed to sound business practices, transparency in financial reporting and effective corporate governance. The Board annually reviews CCUR’s corporate governance policies and practices in light of the requirements of applicable law and the OTC Market.2 The Board meets regularly and no less than twice a year in executive sessions which are comprised of the independent directors. CCUR has adopted Corporate Governance Guidelines (“Guidelines”), a Business Code of Ethics and Compliance Policies for all employees, a Code of Ethics for Senior Executive and Financial Officers, and an Accounting/Auditing Complaint Policy. CCUR’s Guidelines, codes of ethics and Accounting/Auditing Complaint Policy are available on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab in the Corporate Governance section. Any amendments to, or waivers from, our Code of Ethics for Senior Executive and Financial Officers (to the extent required to be disclosed pursuant to Form 8-K) will be disclosed on our website, www.ccurholdings.com, promptly following the date of such amendment or waiver. By referring to the Company’s website, www.ccurholdings.com, or any portion thereof, including the Investors page of the Company’s website, the Company does not incorporate its website or its contents into this Proxy Statement.

Board Leadership Structure and Role in Risk Oversight

Mr. Barr, the Executive Chairman of the Board, has served on the Board since August 2016. He became Chairman of the Board in July 2017 and served in such role until his appointment as Executive Chairman of the Board and Interim President and CEO of the Company in February 2018. The Chairman is elected by the members of the Board. Our Guidelines provide that the Board retains discretion to appoint a non-independent director as Chairman of the Board, including a Company executive. If the Board determines that a non-independent director may serve as Chairman of the Board, the Board may designate an independent director to chair executive sessions of the independent directors. The Board does not currently have a lead independent director.

We believe that it is beneficial to have a dual Chairman and CEO role following the sale of the Company’s prior business divisions given the Company’s unique structure and desire to consolidate and increase efficiency while the Investment Committee continues to evaluate opportunities to maximize the value of the Company’s sale proceeds and other assets and build upon the Company’s continuing operations. Under our Guidelines and our Amended and Restated By-laws, our Executive Chairman:

•	provides leadership to the Board to ensure that the Board functions in an independent, cohesive fashion;

•	presides at all Board meetings and stockholder meetings, except with respect to executive sessions which are led by one of the independent directors;

•	sees that all orders, resolutions and policies adopted or established by the Board are carried into effect;

•	consults with the Nominating Committee on any changes to committee chairs and membership; and

•	prepares and circulates an agenda for each Board meeting.

2 As announced in a Current Report on Form 8-K filed with the SEC on March 27, 2018, CCUR’s stock listing was transferred to the OTCQB Venture Market as of March 27, 2018.

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The Board currently has four members, consisting of three independent directors (one of which will not stand for re-election at the Annual Meeting) and one non-independent director (our Interim President and CEO). We have three standing Board committees: the Audit Committee, the Compensation Committee and the Nominating Committee (collectively, the “Standing Committees”), and the Investment Committee.3 All of the Standing Committees are comprised solely of independent directors. We believe that the number of independent, experienced directors that make up the Board along with the leadership and oversight of our Executive Chairman benefits the Company and its stockholders.

Under the Guidelines, the Board provides oversight of CCUR’s risk management processes. Pursuant to the Guidelines and the charter of our Audit Committee, the Audit Committee is primarily responsible for reviewing policies with respect to risk assessment and risk management and meeting periodically with management to review CCUR’s major financial risk exposures and steps management has taken to monitor and control such exposures. Each of the Board committees also considers the risks within its area of responsibilities. For example, in accordance with its charter, our Compensation Committee reviews CCUR’s incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk-taking and periodically considers the relationship between risk management and incentive compensation. We believe that the leadership structure of the Board supports its effective oversight of CCUR’s risk management, particularly given that the Board’s standing committees that hold oversight of the Company’s financial and accounting functions and compensation structure are comprised of independent directors.

Directors

The responsibility of the directors is to provide direction and oversight and to exercise their business judgment to act in what they reasonably believe to be in the best interests of CCUR and its stockholders. In discharging that obligation consistent with their fiduciary duties, directors are entitled to rely on the honesty and integrity of CCUR’s executives and its outside advisors and auditors. Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities with due care. Directors are expected to review in advance any information distributed before meetings.

Board Meeting Attendance

During Fiscal Year 2018, the Board held 22 meetings. Each incumbent director attended 75% or more of the aggregate number of meetings of the Board and committees of the Board on which the director served during Fiscal Year 2018.

The Board has adopted a policy that each director is encouraged to attend CCUR’s regularly scheduled annual meeting of stockholders. Four of the Company’s five directors in office at the time, including all of the Company’s current directors who were then directors, attended the 2017 Annual Meeting of Stockholders.

Committees of the Board

The membership of each of the Board’s Audit, Compensation and Nominating committees is indicated in the following table:

3 As announced in our Quarterly Report on Form 10-Q filed with the SEC on May 4, 2018, the Board created a special committee consisting of Board members Dilip Singh and David Nicol (the “Special Committee”) to review certain transactions by JDS1, LLC in our common stock and derivative securities referencing our common stock to evaluate whether those transactions resulted in JDS1, LLC’s realization of “short-swing profits” subject to recovery by the Company. Short-swing profits references certain profits made by Section 16 filers within a six-month period that are subject to disgorgement under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Special Committee determined that amounts were subject to disgorgement and those amounts were subsequently recovered from JDS1, LLC. Upon conclusion of its evaluation of the relevant transactions and subsequent recovery of the amounts subject to disgorgement, the Special Committee was dissolved by Board resolution on September 6, 2018.

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Director	Audit Committee	Compensation Committee	Nominating Committee
Wayne Barr, Jr.
David Nicol	Chair	Member	Member
Steven G. Singer	Member	Chair	Member
Dilip Singh	Member	Member	Chair

Self-Evaluation

Each year the Board and the Audit and Compensation Committees complete an internal self-evaluation. The self-evaluations are discussed within each committee and then by the Board as a whole, including any areas for improvement.

Stockholder Communications with the Board

We have adopted a formal process for stockholder communications with members of the Board. The process requires CCUR to maintain on its corporate website information explaining that stockholders who wish to communicate directly with the Board may do so by writing the Board as a group or the non-management directors as a group via CCUR’s Corporate Secretary at its corporate headquarters. The policy further provides that the Corporate Secretary shall review all written correspondence received from stockholders and forward such correspondence periodically to the directors. A copy of the procedures for stockholder communication with the Board may be found on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab in the Corporate Governance section. In addition, employees, customers, stockholders, vendors or partners may also make anonymous reports under CCUR’s Accounting/Auditing Complaint Policy regarding any financial irregularities, fraud, errors or false statements.

Standing Board Committees

Audit Committee. All of the members of the Audit Committee have been determined by the Board to be independent within the meaning of the SEC rules and the NASDAQ listing standards. Additionally, the Board has determined that Mr. Nicol qualifies as an “audit committee financial expert” pursuant to SEC rules. The principal responsibilities of the Audit Committee are:

•	to review CCUR’s financial statements contained in filings with the SEC;

•	to pre-approve all audit and non-audit services to be provided by CCUR’s independent registered public accounting firm;

•	to review matters relating to the examination of CCUR’s financial statements by its independent registered public accounting firm and accounting procedures and controls; and

•	to appoint CCUR’s independent registered public accounting firm.

There were nine meetings of the Audit Committee during Fiscal Year 2018. The Audit Committee operates under a written charter adopted by the Board and reviewed annually. A copy of the charter may be found on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab in the Corporate Governance section.

Compensation Committee. All of the members of the Compensation Committee have been determined by the Board to be independent within the meaning of the SEC rules and the NASDAQ listing standards. The principal responsibilities of the Compensation Committee are:

•	to review and approve/recommend compensation (salary, bonus and long- and short-term incentives) of the CEO and other senior executives;

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•	to oversee the administration of CCUR’s incentive compensation plans, equity-based plans and other employee benefit plans, subject to certain limitations;

•	to annually review and approve the annual incentive bonus structure; and

•	to oversee CCUR’s disclosures in the “Compensation Discussion and Analysis” section contained herein.

The CEO reports to the Compensation Committee regularly on the results of the evaluations of any named executive officers (“NEOs”) other than the CEO. In addition to the CEO’s involvement in conducting evaluations and making compensation recommendations for any other NEO, our management team and outside consulting firms play an active role in updating the Compensation Committee on the trends and challenges of hiring, retaining and competing for talent. The management team and outside consulting firms periodically suggest alternative forms of compensation or compensation strategies to assist the Compensation Committee in setting compensation packages that will enable us to attract and retain key talent.

The Compensation Committee also reviews director compensation practices, in relation to peer companies and outside advice, and recommends to the Board, as appropriate, revisions to our director compensation program. The Board believes that director compensation should be commensurate with the work required and responsibilities undertaken and should serve to align directors’ interests with the long-term interests of stockholders. For further information regarding the compensation practices, see the “Compensation Discussion and Analysis” section of this Proxy Statement.

The Compensation Committee periodically retains firms for analysis of our executive and director compensation and comparisons to overall compensation offered by peer companies in our industry and other comparable organizations, as well as for other project-related work. The Compensation Committee has the sole authority to engage or terminate outside consulting firms, including sole authority to approve fees and other retention terms. In the fiscal year ended June 30, 2014 (“Fiscal Year 2014”), the Compensation Committee retained Pearl Meyer & Partners as its independent compensation consultant for executive and director compensation analysis, and re-engaged them in the fiscal year ended June 30, 2016 (“Fiscal Year 2016”) for CEO compensation analysis and in early Fiscal Year 2018 for director compensation analysis. The nature and scope of the engagements is more fully discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement. The compensation consultant reports to the Chairman of the Compensation Committee and acts at the Chairman’s direction when engaged on projects for the Committee. Pearl Meyer & Partners does not provide any services to CCUR other than those relating to executive and non-employee director compensation, as directed by the Compensation Committee.

In connection with its engagement of compensation consultant Pearl Meyer & Partners in Fiscal Years 2014, 2016 and 2018, the Compensation Committee considered the independence of Pearl Meyer & Partners and whether the engagement of the compensation consultant raised any potential conflicts of interest. In evaluating independence of and potential conflicts of interest relating to the consultant, the Compensation Committee requested and received a letter from the consultant addressing the following factors: (i) other services provided to us by the consultant; (ii) fees paid by us as a percentage of the consulting firm’s total revenue; (iii) policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultants involved in the engagement and a member of the Compensation Committee; (v) any CCUR stock owned by the individual consultants involved in the engagement; and (vi) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. The Compensation Committee discussed these considerations and concluded that the compensation consultant was independent and the engagement of the consultant did not raise any conflict of interest.

There were nine meetings of the Compensation Committee during Fiscal Year 2018. The Compensation Committee operates under a written charter adopted by the Board and reviewed annually. A copy of the charter may be found on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab in the Corporate Governance section.

Nominating Committee. All of the members of the Nominating Committee have been determined by the Board to be independent within the meaning of the SEC rules and the NASDAQ listing standards. The principal responsibilities of the Nominating Committee are:

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•	to select potential director candidates and recommend selected candidates to the full Board;

•	to develop and recommend to the Board a self-evaluation process for the Board and its committees and oversee such evaluation process; and

•	to make recommendations to the Board concerning the structure and membership of Board committees.

The Nominating Committee is responsible for assessing and considering director and candidate qualification factors.

In order to fill any positions resulting from vacancies or expansion, the Nominating Committee is responsible for seeking and recommending candidates to the entire Board for membership. The entire Board is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. Stockholders may propose nominees for consideration by the Nominating Committee by submitting recommendations to: Corporate Secretary, CCUR Holdings, Inc., 4375 River Green Parkway, Suite 210, Duluth, Georgia 30096 in accordance with the CCUR Holdings, Inc. Stockholder Director Nominee Recommendation Policy, which is described below and a copy of which may be found on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab in the Corporate Governance section.

There were three meetings of the Nominating Committee during Fiscal Year 2018. The Nominating Committee operates under a written charter adopted by the Board and reviewed annually. A copy of the charter may be found on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab in the Corporate Governance section.

Stockholder Recommendations of Director Nominations

The Nominating Committee will consider all properly submitted stockholder recommendations when evaluating director nominees for recommendation to the Board. However, acceptance of a recommendation for consideration does not imply that the Nominating Committee will nominate the recommended candidate. In order to submit a nominee recommendation, stockholders must follow the following procedures:

1.	Submit recommendations in writing to the Corporate Secretary at CCUR’s corporate headquarters.

2.	Include in the submission the following information concerning the recommended individual for the committee to consider:

•	age;

•	business address and residence address of such person;

•	five-year employment history, including employer names and business descriptions;

•	class and number of shares of CCUR which are beneficially owned by such person;

•	ability of the individual to read and comprehend financial statements;

•	the information required by Item 404 of SEC Regulation S-K (certain relationships and related transactions);

•	board memberships (if any);

•	any other information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act; and

•	a statement supporting the nominating stockholder’s view that the recommended individual possesses the minimum qualifications prescribed by the Nominating Committee for nominees.

3.	Include with the submission a written consent of the individual to be interviewed by the Nominating Committee and to stand for election if nominated and to serve if elected.

4.	Include in the submission the following information concerning the stockholder (or group of stockholders) recommending the individual for the Nominating Committee to consider:

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•	name and address, as they appear on CCUR’s books, of such stockholder or stockholders; and

•	class and number of shares of CCUR which are beneficially owned by such stockholder or stockholders.

5.	The nominating recommendation must state the relationship between the proposed nominee and the recommending stockholder and any agreements or understandings between the nominating stockholder and the nominee regarding the nomination.

All such director nomination recommendations for an annual meeting of stockholders must be delivered, as provided above, to CCUR’s corporate headquarters not less than 90 days nor more than 120 days prior to November 8, 2019; provided, however, that in the event the annual meeting is not scheduled to be held within 30 days before or after November 8, 2019, recommendations to be timely must be so received no later than the close of business on the later of (i) the 10th day following the date of the public disclosure of the date of the annual meeting or (ii) 90 days prior to the date of the annual meeting.

Stockholders may also directly nominate candidates for election to the Board in accordance with our Amended and Restated By-laws. Any stockholder wishing to make a nomination directly must follow the requirements set forth in Article V of CCUR’s Amended and Restated By-laws, as described under “Other Matters – Stockholder Proposals for the 2019 Annual Meeting of Stockholders.”

Procedures for Identifying and Evaluating Candidates for the Board

The Nominating Committee’s process for selecting nominees begins with an evaluation of the performance of incumbent directors and a determination of whether the Board or its committees have specific unfilled needs. The Nominating Committee then considers nominees identified by the Nominating Committee, other directors, senior management of CCUR and stockholders. The Nominating Committee may obtain, as deemed necessary or appropriate, advice and assistance from legal, executive search, accounting or other advisors.

In identifying and recommending nominees to the Board, the Nominating Committee will consider certain skills and attributes of prospective candidates, including, but not limited to:

•	the highest personal and professional ethics, integrity and values;

•	business or professional knowledge and experience that will contribute to the effectiveness of the Board and the committees of the Board;

•	sound judgment;

•	diversity of skills, experience, age, gender, race, ethnicity and background;

•	lack of interests that materially conflict with those of the Company’s stockholders; and

•	demonstrated professional achievement.

Neither the Nominating Committee nor the Board has a specific policy with regard to the consideration of diversity in identifying director nominees. However, the Board believes that men and women of different ages, races and ethnic and cultural backgrounds can contribute different and useful perspectives, and can work effectively together to further the Company’s objectives, and, as noted above, a candidate’s diversity is one of the criteria that the Nominating Committee considers in identifying and recommending nominees to the Board.

Further, the candidate must be willing to:

•	consent to stand for election if nominated and to serve if elected; and

•	devote sufficient time to carrying out his or her duties and responsibilities effectively (our Guidelines prohibit a director from serving on more than five other public company boards).

In addition, the Nominating Committee will consider the following:

•	at least a majority of the Board must be independent as determined by the Board under the NASDAQ listing standards and the SEC rules;

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•	at least one member of the Board should have the qualifications and skills necessary to be considered an “audit committee financial expert,” as defined by the SEC rules; and

•	at least two directors must meet the requirements for Audit and Compensation Committee membership required by the NASDAQ listing standards and the SEC rules.

All potential candidates are interviewed by the Nominating Committee and may be interviewed by other members of the Board and senior management.

For each of the nominees to the Board, the biographies included in this Proxy Statement highlight the experiences and qualifications that were among the most important to the Nominating Committee in concluding that the nominee should serve as a director.

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Certain Relationships and Related Party Transactions

In accordance with its charter, the Audit Committee is responsible for reviewing and approving all related party transactions. In the course of its review and, if appropriate, approval of a related party transaction, the Audit Committee considers all relevant facts and circumstances, including the material terms of the transaction and of any similar transactions with unrelated parties, risks, benefits, costs, availability of other comparable services or products and, if applicable, the impact on a director’s independence. A report is made to our Audit Committee annually by our management and our independent registered public accounting firm disclosing any known related party transactions. No reportable transactions occurred during Fiscal Year 2017. The Audit Committee has reviewed and approved the following reportable transactions during Fiscal Year 2018 through the time of this Proxy Statement.

Elder Separation Agreement

As announced in the Company’s Current Report on Form 8-K filed with the SEC on January 2, 2018, pursuant to the Separation and Consulting Agreement and General Release of Claims (the “Separation Agreement”) with Mr. Elder, CCUR’s former Chief Executive Officer and a director of the Company, he provides consulting services to the Company through December 31, 2018, unless the consulting term is terminated earlier in accordance with the terms of the Separation Agreement. As consideration for the consulting services, Mr. Elder will receive: (i) one payment of $217,722 on or about July 1, 2018; and (ii) an aggregate of $217,722 payable in six substantially equal monthly installments during the period beginning on July 1, 2018 through December 31, 2018. In addition, Mr. Elder is eligible to receive an “Incentive Transaction Bonus” (as defined in the Separation Agreement) upon the consummation of any acquisition of any entity or business (as defined in the Separation Agreement, a “Sourced Business”) by the Company that Mr. Elder sourced and introduced to the Company during the consulting term and is consummated on or before the 90th day following the termination of the consulting term (as defined by the Separation Agreement, a “Sourced Transaction”). The Incentive Transaction Bonus will equal the sum of (i) 1% of the total consideration paid by the Company for the Sourced Business in the Sourced Transaction and (ii) 7.5% of the Net Asset Value (as defined in the Separation Agreement) of a subsequent sale of the Sourced Business by the Company that is consummated on or before the 5th anniversary of the closing of the Sourced Transaction. Each portion of the Incentive Transaction Bonus shall be paid in a lump sum cash payment no later than 30 days following the consummation of the applicable transaction. The Separation Agreement was amended on June 25, 2018 to allow Mr. Elder to elect to receive the consulting payments directly or through his company Sky Advisors LLC.

Consulting Agreement with Robert Pons

As announced in the Company’s Current Report on Form 8-K filed with the SEC on January 2, 2018, in connection with Mr. Pons’ resignation from the Board, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Spartan Advisors, Inc. (“Spartan”), a corporation owned by Mr. Pons. Pursuant to the Consulting Agreement, Spartan will provide consulting services to the Company as reasonably requested by the Board, which services shall include identifying and presenting investment opportunities to the Company within the parameters provided by the Board from time to time. During the term of the Consulting Agreement, which will run through December 31, 2018 unless terminated earlier in accordance with its terms, Spartan will be paid an aggregate of $85,000 in 12 monthly installments. Spartan is also eligible to receive an “Incentive Transaction Bonus” (as defined in the Consulting Agreement upon the consummation of any acquisition (as defined in the Consulting Agreement, a “Sourced Transaction”) of an entity or business (as defined in the Consulting Agreement, a “Sourced Business”) by the Company that Spartan sourced and introduced to the Company during the term of the Consulting Agreement. Any transaction bonus payable to Spartan will equal the sum of (i) 1% of the total consideration paid by the Company for the Sourced Business in the Sourced Transaction and (ii) 7.5% of the “Net Asset Value” (as defined in the Consulting Agreement) of any subsequent sale of the Sourced Business by the Company. Each portion of the Incentive Transaction Bonus shall be paid in a lump sum cash payment no later than 30 days following the consummation of the applicable transaction. Mr. Pons also received 7,500 shares of restricted units of common stock of the Company, which vests in equal installments on the first, second and third anniversary of the Consulting Agreement.

Share Purchase Agreement

As a part of the Company’s share repurchase program announced in its Current Report on Form 8-K filed with the SEC on March 5, 2018, on March 19, 2018, pursuant to a stock purchase agreement, the Company purchased 149,224 shares from Mr. Elder for a purchase price of $5.35 per share, resulting in an aggregate purchase price of $798,348.40.

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Compensation of Directors

Current Non-Employee Director Compensation

The Board, based on recommendation of the Compensation Committee who received input from compensation consultant Pearl Meyer & Partners, concluded early in Fiscal Year 2018 that it was appropriate to modify non-employee director compensation to the following effective as of the 2017 Annual Meeting of Stockholders.

Annual Retainer. In consideration of the increased frequency of Board and committee meetings during the fiscal year ended June 30, 2017 (“Fiscal Year 2017”), the Board determined that the payment of fees for meeting attendance in addition to an annual retainer was no longer the most appropriate compensation structure for non-employee directors. In order to reduce Board costs and create payment consistency, the Board eliminated meeting payments in favor of a single annual retainer of $40,000. The annual retainer of $40,000 (effective as of the 2017 Annual Meeting of Stockholders) is irrespective of the number of yearly Board and committee meetings and payable in quarterly installments.

Chairman Fees. The Audit, Nominating and Compensation chairmen each receive an annual chairmen payment of $2,500. The chairmen fees are payable in quarterly installments. No fees are paid to committee members. The Board Chairman is entitled to an annual chairman payment of $5,000, however, pursuant to the terms of Mr. Barr’s appointment as Interim President and CEO, he does not receive any fees for his Executive Chairman position.

Long-Term Incentives. Each non-employee director will receive an annual equity grant of 7,500 shares of restricted stock, with restrictions lapsing over a three-year period and the Compensation Committee has the discretion to make additional equity awards as it deems appropriate. Pursuant to Mr. Barr’s consulting agreement in connection with his role as Interim President and CEO, described herein in “Named Executive Officers for Fiscal Year 2018,” Mr. Barr remains eligible to receive the same long-term incentive awards as other directors during his service on the Board.

Engagement of Compensation Consultant

The Compensation Committee annually reviews non-employee director compensation and periodically engages a compensation consultant.

Early in Fiscal Year 2018, the Compensation Committee re-engaged Pearl Meyer & Partners to evaluate non-employee director compensation. The firm considered the following factors in its evaluation:

•	the increased frequency of Board and committee meetings during Fiscal Year 2017 in comparison to prior fiscal years and the average annual meeting frequency among the general industry and peer companies;

•	the cost savings from the reduction in size of the Board from seven to the then five directors and reduced chairmen fees;

•	the increased time commitment for non-employee directors due to the decreased size of the Board and increased meeting frequency;

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•	compensation provided by similarly sized companies and those in the high-tech or communication industries;

•	average annual increases in the general industry; and

•	the appropriate mix of cash compensation and long-term incentives.

The 12 peer companies identified below were recommended by the firm and approved by the Compensation Committee for the evaluation:

Brightcove, Inc.	GSE Systems, Inc.	Sonic Foundry, Inc.
CSP, Inc.	iPass, Inc.	Synacor, Inc.
Exa Corporation	Numerex Corp.
Falconstor Software, Inc.	Qumu Corporation
GlobalSCAPE, Inc.	SeaChange International, Inc.

Based on the recommendation and input from the consulting firm, the Board concluded that the previous director compensation program should be modified to the current director compensation program.

Prior Non-Employee Director Compensation

During part of Fiscal Year 2018, from July 1, 2017 through the 2017 Annual Meeting held on October 25, 2017, non-employee directors received compensation under the previous director compensation program, described below.

Annual Retainer. Non-employee directors received a $20,000 annual retainer payable in quarterly installments. In addition, non-employee directors received a $2,000 fee per Board and Standing Committee meeting they attended in person or $500 per meeting attended by telephone, not to exceed $2,000 total for attendance at meetings on the same day.

Chairman Fees. In addition to the annual retainer, an annual payment was paid to the Board Chairman and Audit and Compensation committee chairmen. Effective July 14, 2017, the Board reduced the prior fee amount payable to the Board and committee chairmen; the annual payment to the Board chairman was reduced from $25,000 to $5,000 and the annual payment to the Audit and Compensation committee chairmen was reduced from $7,500 to $2,500.

Long-Term Incentives. Non-employee directors also received an annual equity grant in an amount and in the form as determined by the Compensation Committee and the Board on an annual basis.

None of the directors received perquisites in Fiscal Year 2018. Employee directors do not receive any separate compensation, except as described above, or perquisites for their service on the Board.

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The following table sets forth the compensation paid to each non-employee director who served on the Board in Fiscal Year 2018:

2018 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Wayne Barr, Jr.	42,531	87,000	129,531
Charles Blackmon(2)	52,000	—	52,000
Larry L. Enterline(2)	52,000	—	52,000
David Nicol	16,646	40,650	57,296
Steve G. Nussrallah(2)	52,000	—	52,000
Robert Pons(2)	23,219	46,350	69,569
Steven G. Singer	42,750	87,000	129,750
Dilip Singh	47,469	87,000	134,469

(1)

The amounts in this column reflect the grant date fair value for stock awards granted in Fiscal Year 2018, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Each non-employee director at the time of each grant received shares on November 15, 2017 valued based on the closing stock price of $6.18 per share, and on February 16, 2018 valued based on the closing stock price of $5.42 per share. Mr. Nicol became a director after the first grant, and Mr. Pons resigned as a director prior to the second grant. As of June 30, 2018, the aggregate number of restricted stock awards held by non-employee directors was as follows: Mr. Barr, 15,000; Mr. Nicol, 7,500; Mr. Singer, 15,000; and Mr. Singh, 15,000. While Mr. Barr is not an employee of the Company, as of February 13, 2018, he began serving as the Company’s interim CEO and President on a consultant basis. The Board determined that he was no longer an independent director as of his appointment date. He has continued to remain eligible to receive equity awards granted to the Company’s non-employee directors and the amounts above include all compensation and equity awards that Mr. Barr received in Fiscal Year 2018 based on his service as a director.

(2)

Messrs. Blackmon, Enterline and Nussrallah (the “Resigning Directors”) resigned from the Board as of July 14, 2017. In connection with the Resigning Directors’ release of any claims against the Company, the Company agreed to make a one-time cash payment to each of the Resigning Directors of $52,000. Mr. Pons resigned from the Board as of December 31, 2017.

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COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers for Fiscal Year 2018

Our NEOs for Fiscal Year 2018 were Wayne Barr, Jr. (Executive Chairman and Interim President and CEO), Warren Sutherland (CFO) and Derek Elder (former CEO, President and Director).

On January 2, 2018, CCUR filed with the SEC a Current Report on Form 8-K announcing the closing the sale of our content delivery business on December 31, 2017 (the “Content Delivery Sale”) and that concurrent with such closing, Mr. Elder would depart as CCUR’s CEO, President and Director and receive severance compensation pursuant to the Separation Agreement as described therein and in this section.

On February 13, 2018, the Board appointed then Chairman of the Board Mr. Barr to serve as the Interim President and CEO of the Company, on a consultant basis, and to continue his board service as Executive Chairman of the Board.

Comparison Objectives and Overview of Executive Compensation Program

Components of Compensation

Prior to the closing of the Content Delivery Sale, our executive compensation program consisted of three primary components: base salary, an annual cash incentive opportunity and long-term equity-based incentive awards. We paid base salaries to remain competitive in the marketplace and to attract and retain talented executives. Base salaries were established assuming an acceptable level of individual performance and provided our executives with a steady cash payment. We established an annual cash-based incentive program, our Annual Incentive Plan or “AIP,” with payouts contingent on the attainment of measurable company goals so that a significant portion of the annual cash compensation for our executive officers and senior management was based on achievement of the goals specific to the Company at that time. Through periodic grants of long-term equity-based awards, we sought to enable executives to develop and maintain a significant long-term equity interest in our common stock, align our executives’ actions with our stockholders’ interests and create a retention incentive for our executives to continue their employment with us.

Subsequent to the closing of the Content Delivery Sale on December 31, 2017, we continue to utilize the same compensation objectives and to apply such objectives as appropriate to our post-sale structure, goals and retention needs. We believe it continues to be necessary to consider and provide as appropriate the three identified elements of compensation — base salary, AIP (or other bonus award) and long-term equity-based incentive awards — to compete for and retain executive talent in a competitive marketplace. The Compensation Committee has responsibility for establishing, implementing and monitoring adherence to this philosophy.

Determination of Compensation

Total Compensation

In establishing each NEO’s total compensation package, the Compensation Committee considers the following as it deems appropriate:

•	the compensation packages of executive officers in similar positions at a comparable group of peer companies based on reported and survey information as described below;

•	the experience and contribution levels of the individual executive officer;

•	the Company’s performance; and

•	advice received from Pearl Meyer & Partners, the Compensation Committee’s independent compensation consulting firm.

Each element of compensation is compared with that of peer companies through review of analyses prepared by the consulting firm, the Surveys (as defined below) and the input received from the consulting firm. Total compensation (the combined value of base salary, target annual incentive and grant date fair value of long-term incentive awards) is also assessed.

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With respect to long-term equity-based incentive awards, the Compensation Committee also considers the amount and value of stock options and restricted stock currently held by the NEOs and senior managers when determining new grants. The Compensation Committee’s focus is on compensating executives for their individual performances and their expected future contributions to CCUR, in addition to the potential material adverse effect of the risks arising from these compensation practices.

Peer Group Analysis

In Fiscal Year 2014, Fiscal Year 2016 and Fiscal Year 2018 the Compensation Committee retained the consulting firm, Pearl Meyer & Partners, to advise them on executive and/or director compensation policies and practices. This advice, which included a peer group analysis and survey information, was considered by the Compensation Committee in establishing the framework of our executive compensation package for Fiscal Years 2014-2018. The peer group recommended by the consulting firm and approved by the Compensation Committee used for purposes of analyzing the structure of our executives’ compensation included similarly sized companies and those in the high-tech or communications industries. These criteria resulted in a group of companies against which our executive compensation program was evaluated. For the 2014 study, these companies were:

Brightcove, Inc.	iPass, Inc.	Synacor, Inc.
CSP, Inc.	NetSol Technologies, Inc.	Zhone Technologies, Inc.
Evolving Systems, Inc.	Numerex Corp.	Zix Corporation
Exa Corporation	Rentrak Corporation
GSE Systems, Inc.	Sonic Foundry, Inc.

For the 2016 study, the peer companies were:

Brightcove, Inc.	GSE Systems, Inc.	Sonic Foundry, Inc.
CSP, Inc.	iPass, Inc.	Synacor, Inc.
Exa Corporation	Numerex Corp.	Violin Memory, Inc.
Falconstor Software, Inc.	Qumu Corporation	Zhone Technologies, Inc.
GlobalSCAPE, Inc.	SeaChange International, Inc.

The Compensation Committee also references survey information (“Surveys”) obtained on-line from various sources, including surveys provided as directed from the committee’s compensation consultant or counsel or reports published by global compensation organizations and local consulting firms.  This data is utilized on an on-going basis to confirm that the base salaries, annual incentive awards and long-term stock awards continue to be customary and competitive.

Fiscal Year 2018 Base Salaries

Individual base salaries are determined through an evaluation of individual performance levels and contributions to our business objectives, as well as comparisons to the peer group described above and the Surveys for similar positions in respective markets. Salaries are reviewed annually for each NEO.

Fiscal 2018

In Fiscal Year 2018 Mr. Elder received a base annual salary of $370,000. Mr. Sutherland received a base annual salary of $210,013 from May 15, 2017 through December 31, 2017 and $232,500 from January 1, 2018 through June 30, 2018, an increase of 11%. Prior to his appointment as Interim President and CEO on February 13, 2018, Mr. Barr received compensation for his board service as described herein in “Compensation of Directors.” Effective upon his appointment, Mr. Barr no longer receives cash compensation for his director service and instead receives a monthly stipend of $15,000 for his service as Interim President and CEO.

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Annual Incentive Awards

Pre-Sale AIP

From July 1, 2018 through the closing of the Content Delivery Sale, our NEOs participated in the AIP in place for management level and other key employees. The AIP was designed to align employee incentives with the corporate goals that are most important for the Fiscal Year. Each year management developed the AIP and made recommendations to the Compensation Committee for its consideration as to the performance goals for the year. The AIP award was paid as a cash award after the completion of the Fiscal Year, usually in August. Individual target awards were established by the Compensation Committee based on a percentage of the executive’s base salary, recognizing the relative size and scope of each executive’s responsibility within CCUR.

Post-Sale AIP

As described below, the AIP targets for Fiscal Year 2018 were based on performance goals connected with the Content Delivery Sale that was completed as of the December 31, 2017. Following this closing, the Compensation Committee determined that it was appropriate to pay AIP bonuses to non-transferred employees pro-rata based on the results of the first two quarters of Fiscal Year 2018 ending on December 31, 2017 in lieu of paying AIP bonuses based on the entire fiscal year. The criteria approved by the Compensation Committee measured the first half of Fiscal Year 2018 EBITDA results against the Fiscal Year 2018 Annual Operating Plan’s first six months results (the “Pro-Rated AIP Bonus”).

Our NEOs are subject to the reimbursement or ‘clawback’ provisions of the Sarbanes-Oxley Act of 2002.

Fiscal Year 2018 AIP Targets

The AIP award targets for Fiscal Year 2018 for our NEOs that participated in the AIP program were the following percentages of each person’s then current base salary:  Mr. Elder, 70% and Mr. Sutherland, 50%.  Mr. Barr did not participate in the AIP program during any period in Fiscal Year 2018. Mr. Barr’s compensation and incentive payments are solely based on the terms of his consulting agreement as detailed herein in the “Compensation Discussion and Analysis” section.

For Fiscal Year 2018, the Compensation Committee determined that the AIP achievement percentage would consist of an Adjusted EBITDA4 goal. The Adjusted EBITDA goal was positive Adjusted EBITDA and other discretionary adjustments made by the Compensation Committee.

The Adjusted EBITDA goal was assigned a minimum (0% achievement), target (100% achievement) and maximum (150% achievement) amount. Achievement between each of these points was to be prorated.

For Fiscal Year 2018, the Adjusted EBITDA goal was as follows:

Adjusted EBITDA Component

a.	Minimum:	$ 40,000
b.	Target:	$800,000
c.	Maximum:	$1,200,000

The Adjusted EBITDA goal was achieved at 150% for the first half of Fiscal Year 2018. As a result, one half of 150% of the AIP bonuses were paid to Mr. Elder, as a part of his severance agreement, and to Mr. Sutherland.

Discretionary Bonuses

As announced in the special proxy filed by the Company with the SEC on November 6, 2017, the Compensation Committee approved an incentive bonus of $200,000 for Mr. Elder and $114,000 for Mr. Sutherland payable and conditioned on closing of the Content Delivery Sale. On January 30, 2018, the Compensation Committee approved two discretionary bonus payments aggregating $50,000 to Mr. Sutherland pending completion of the Company’s Quarterly Reports on Form 10-Q for the second and third quarters of Fiscal Year 2018. Mr. Barr did not receive any discretionary bonuses in Fiscal Year 2018.

4 “Adjusted EBITDA” is a Non-GAAP measure. EBITDA is defined as Earnings before Interest, Taxes, Depreciation and Amortization. For goal purposes, EBITDA was further adjusted for other non-cash items such as share-based compensation expense, as well as the gain on the sale of our Content Delivery business and non-operating expenses that are reported below the operating income (loss) line on our statement of operations.

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Long-Term Equity-Based Incentive Awards

The Compensation Committee recommends to the Board, and the Board approves, grants of long-term equity-based incentive awards to the NEOs and senior managers in the form of stock options and restricted stock. In determining the size of the grants, the Compensation Committee and the Board consider the amount and value of stock options and restricted stock currently held, the executive’s performance during the prior year, and the executive’s likely continued future contributions to CCUR, as well as the executive’s role within CCUR. The Compensation Committee also considers the value of awards granted to executives in similar positions at the peer companies based on the input received from the consulting firm and the Surveys.

The Compensation Committee recommends and the Board approves awards of stock options or restricted stock to the NEOs and senior managers generally at the time of initial employment and at discretionary intervals thereafter.

The Compensation Committee, in determining whether to grant stock options or restricted stock, considers what it believes most effectively motivates employees under different market conditions. The Compensation Committee considers long-term incentive grants based on recommendations from our CEO and Human Resources staff, as well as our compensation advisors. In recent years, the Compensation Committee has primarily utilized restricted stock and other time-based equity incentives periodically to focus individuals on our long-term performance, to motivate their performance and to retain them. The restricted stock may be performance-based or time-based.

All stock options are approved with exercise prices equal to the closing market price on the date of grant. The date of the grant is the date of the Compensation Committee meetings, unless the approval is at a meeting preceding the release of earnings for the prior period, in which case the grant date is two business days after the earnings release. The Compensation Committee does not have any program, plan or practice to time stock option grants in coordination with the release of material nonpublic information, nor do we time the release of material nonpublic information for the purpose of affecting the value of executive compensation.

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Fiscal 2018 Equity Awards

Messrs. Elder and Sutherland were not granted any equity incentive plan awards or other forms of equity compensation during Fiscal Year 2018.

Pursuant to his consulting agreement, upon his appointment as interim CEO and President, Mr. Barr was granted a Non-Qualified Stock Option, subject to and as defined in the Company’s Amended and Restated 2011 Stock Incentive Plan, for the purchase of fifteen thousand (15,000) shares of the Company’s common stock, $.01 par value with a grant date of February 16, 2018 (the second business day following the Company’s earnings release) for $5.42, the closing market price on the date of grant. The stock options granted to Mr. Barr vest and become exercisable in equal installments on the anniversary of the grant date over a three-year period. Upon termination as interim CEO and President (see discussion in “Potential Payments Upon Termination or Change in Control”) the stock options granted to Mr. Barr under the consulting agreement shall immediately accelerate and become fully vested granted that termination was not made by us on the basis of Due Cause or based on Mr. Barr’s election to terminate unless such termination is in conjunction with or conditioned on the Company’s purchase of a significant operating asset or a sale or merger of the Company or Change in Control as defined in the Amended and Restated 2011 Stock Incentive Plan.

Severance

Pursuant to the employment agreement with Mr. Sutherland and consulting agreement with Mr. Barr, we provide severance pay either in the form of cash and/or equity compensation, which is more fully described below under “Potential Payments Upon Termination or Change in Control.” The Company has historically provided severance pay to NEOs under their employment agreements and in doing so, the Compensation Committee has received advice from its compensation advisors and the Surveys indicating that other comparable companies provide their NEOs similar protections in the form of severance and the amount of payments that are customary and reasonable in our industry. The Compensation Committee believes that providing severance to the NEOs is customary for our industry and remains necessary for us to compete for and retain executive talent. This approach ensures that our NEOs continue to act in the best interests of stockholders even in the event that they are at risk of losing their jobs, which is even more important now as the Company continues its search for acquisition opportunities and expands its current operations, including its own real estate operations. This strategy is particularly important and worthwhile given the difficulty for a high-level employee to secure a comparable position at another company quickly and for CCUR to remain competitive with other companies that routinely offer a similar benefit to their executive officers.

Pursuant to the terms of his appointment and consulting agreement, the Company does not offer a cash severance payment to Mr. Barr. Upon Mr. Barr’s termination as Interim President and CEO, the unvested stock options granted to Mr. Barr upon his appointment may accelerate and become fully vested if certain conditions are satisfied as more fully described under “Potential Payments Upon Termination or Change in Control.”

Compensation Risk Analysis

Early in Fiscal Year 2014, the Compensation Committee retained Pearl Meyer & Partners to perform a high-level risk assessment of the Company’s compensation program for NEOs and directors and any potential risk mitigation factors associated with existing policies and practices. The Committee again engaged Pearl Meyer & Partners in late Fiscal Year 2016 to supplement this information. Each year management evaluates the risk of the Company’s compensation programs for all employees, consistent with the risk assessment completed by the consulting firm. The Compensation Committee considered the findings of the assessments conducted and concluded that the Company's compensation programs are designed and administered with the appropriate balance of risk and reward in relation to its overall business strategy and do not encourage employees to take unnecessary or excessive risks. The analyses considered the following attributes of the programs:

•	base salaries are periodically benchmarked and are competitive;

•	balance between fixed and variable compensation varies with responsibility level;

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•	incentive awards opportunities are capped and are tied to multiple performance metrics;

•	performance goals and payouts are reviewed by the Compensation Committee consisting of independent non-employee directors;

•	the mix of time based and performance-based equity vehicles;

•	executives receive equity-based incentives which vest over multiple years;

•	limited use of employment agreements and packages offered are competitive;

•	executives own meaningful levels of company stock; and

•	use of incentive plan performance goals that are both challenging and realistic.

The Compensation Committee continues to periodically review and obtain Surveys to monitor whether compensation remains in line with the Company’s business and structure and the relevant market place.

Benefits and Perquisites

Pre-Sale Benefits and Perquisites

Prior to the closing of our Content Delivery Sale, our NEOs were eligible to participate in the health and welfare and defined contribution plans that we made generally available to our other full-time employees, including health care, disability and life insurance coverage and 401(k) matching programs. During this period, the Compensation Committee maintained the Company match at 50% of the first 5% of the employee’s annual salary invested by the employee in the 401(k) plan. The Company does not provide any pension plans or any non-qualified deferred compensation to any of the NEOs. Our NEOs do not receive any other benefits or perquisites.

Post-Sale Benefits and Perquisites

Following the closing of the Content Delivery Sale and departure of Mr. Elder, the Company continues to offer Mr. Sutherland healthcare, disability and life insurance coverage that we make available to other full-time employees. The Company also continued to offer its 401(k) matching program to Mr. Sutherland and other full-time employees up and until June 30, 2018, at which time the Company’s 401(k) program was terminated. Pursuant to the terms of his appointment and consulting agreement Mr. Barr does not participate in any of the Company’s benefit plans.

Role of Management in Determining Compensation

Evaluations of the NEOs’ performance (other than the CEO) are conducted on a regular basis by the CEO. The CEO reports to the Compensation Committee on the results of the evaluations of the other NEO. The CEO’s performance is periodically evaluated by the Compensation Committee and the Board.

In addition to the CEO’s involvement in reviewing the performance of any other NEO, our management team plays an active role in updating the Compensation Committee on the trends and challenges of hiring, retaining and competing for talent. The management team periodically suggests alternative forms of compensation or compensation strategies to assist the Compensation Committee in establishing compensation packages that will enable us to attract and retain key talent. The Compensation Committee solicits input from executive management on compensation related strategies and practices. Additionally, the Compensation Committee utilizes the data and analysis from its compensation advisors and Surveys to gain a comprehensive view of related factors affecting its decision making. Management has not retained its own compensation consultant.

Tax Considerations

The Compensation Committee considers the impact of certain provisions of the Internal Revenue Code of 1986, as amended, relating to tax when making decisions on executive compensation. The primary provision they consider is Section 162(m).

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Section 162(m) includes potential limitations on the deductibility for federal income tax purposes of compensation in excess of $1 million paid or accrued with respect to our highly paid executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Stock options and restricted stock granted to our NEOs from time to time are designed to qualify as performance-based compensation under Section 162(m). The Compensation Committee may determine, however, that one or more awards granted should not conform to these requirements if, in its judgment, such payments are necessary to achieve our compensation objectives and protect stockholder interests and the benefit of the compensation arrangement for CCUR and the stockholders outweighs the incremental cost to CCUR.

Recently enacted legislation expanded the number of individuals covered by Section 162(m) and eliminated the exception for performance-based compensation effective for the Company’s Fiscal Year 2018. Therefore, compensation in excess of $1 million paid to named executives in 2019 and later years will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

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Summary Compensation Table

The following table sets forth compensation information for Fiscal Years 2017 and 2018 for our NEOs. None of the NEOs received perquisites in either of these Fiscal Years.

					Non-Equity
				Stock	Incentive Plan	All Other
Name and	Fiscal	Salary	Bonus	Awards	Compensation	Compensation	Total
Principal Position	Year	($)	(1)($)	(2) (3) ($)	(4)($)	(5) (6) ($)	($)

Derek Elder	2018	192,121	200,000	-	194,000	581,895	1,168,016
President and Chief	2017	365,937	150,000	297,950	126,711	2,500	943,098
Executive Officer

Wayne Barr, Jr.
Executive Chairman,	2018	-	-	36,480	-	75,000	111,480
CEO and President	2017	-	-	-	-	-	-

Warren Sutherland	2018	221,260	164,000	-	78,755	13,911	477,926
Chief Financial Officer	2017	163,569	25,000	226,920	24,202	4,339	444,030

(1)

Includes the following amounts paid as discretionary bonuses:  For Fiscal Year 2018: Mr. Elder - $200,000 paid on closing of the Content Delivery Sale; Mr. Sutherland  - $114,000 paid on closing of the Content Delivery Sale, and $50,000, in aggreate, in discretionary bonuses related to completion of CCUR's Form 10-Q's for the second and third quarters of the Company's Fiscal Year 2018.  For Fiscal Year 2017: Mr. Elder - $100,000 paid in connection with an amendment to his employment agreement dated September 1, 2016 and $50,000 earned as a year-end discretionary bonus; Mr. Sutherland  - $10,000 sign-on bonus upon his return to the Company and $15,000 earned as a year-end discretionary bonus.

(2)

The amount reported in this column for each NEO represents the grant date fair value of the performance-based or time-based restricted stock granted during the applicable fiscal year, computed in accordance with Accounting Standards Codification Topic 718-10, Compensation – Stock Compensation.  See Note 11 of the Notes to Consolidated Financial Statements set forth in our Annual Report on Form 10-K for Fiscal Year 2017 for the assumptions used to value these awards.    No restricted stock awards were granted to executive officers in Fiscal Year 2018.

(3)	The amounts in this column reflect the grant date fair value for options to buy the Company's stock valued on Feburary 16, 2018 grant date and based on the Black-Scholes valuation model determined in accordance with the Account Standards Codification ("ASC") 718-10. Mr. Barr received 15,000 options to buy Company stock on February 16, 2018 in consideration for agreeing to act as interim Chief Executive Officer and President. The stock options granted to Mr. Barr vest and become exercisable in equal installments on the anniversary of the grant date over a three-year period.

(4)	The amounts reported in this column represent incentive plan compensation earned by the NEOs under the AIP for Fiscal Years 2018 and 2017. The Fiscal Year 2018 amounts represent the pro-rated portion of the maximum award payable to the officers, based upon six months of operations of the Content Delivery business.

(5)

As disclosed in CCUR’s Form 8-K filed on January 2, 2018, Mr. Elder's employment as CEO with CCUR ended on December 31, 2017, immediately following the closing of the Content Delivery Sale.  Mr. Elder is a NEO for Fiscal Years 2018 and 2017 but is no longer an executive officer or employee as of the date hereof.  In accordance with Mr. Elder's separation agreement, he became eligible to receive a lump sum cash severance of $558,000 and a lump sum payment of $19,121 which represents the difference between Mr. Elder’s monthly COBRA premium for himself and his eligible dependents who were covered under the Company's hospitalization and medical plan as of December 31, 2017 and the monthly premium that an active employee would pay for the same coverage as of December 31, 2017, multiplied by 12.  Remaining amounts represent a $4,774  401(k) employer matching paid to Mr. Elder's benefit plan account in Fiscal Year 2018, and a $2,500 paid in Fiscal Year 2017.  Amounts for Mr. Sutherland represent 401(k) employer matching paid to his benefit plan account in Fiscal Years 2018 and 2017.

(6)	In February 2018, Mr. Barr was appointed as Interim CEO and President, upon which time his quarterly board fee was replaced with a $15,000 monthly fee.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning outstanding equity awards held by the NEOs on June 30, 2018.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Derek Elder (1)	-	-	-	-	-	-	-	-	-

Wayne Barr, Jr.	-	15,000	5.42	2/16/2018	2/15/2028	-	-

Warren Sutherland (1)	-	-	-	-	-	-	-	-	-

(1)	In conjunction with the closing of the Content Delivery Sale on December 31, 2017, all of the previously non-vested restricted stock awards for Messrs. Elder and Sutherland were accelerated to vest as a result of a "change of control" as set forth and defined in the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan, as determined by our Board of Directors. For Messr. Elder, 145,000 shares of restricted stock and 30,000 shares of performance-based restricted stock vested on December 31, 2017. For Messr. Sutherland, 38,000 shares of restricted stock vested on December 31, 2017. As of June 30, 2018, there are no unvested equity incentive awards for either executive officer.

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Potential Payments Upon Termination or Change in Control

The previous employment and severance agreement with Mr. Elder, current employment agreement with Mr. Sutherland, consulting agreement with Mr. Barr and the terms of the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan provide for certain payments or accelerated vesting of awards as described below.

Executive Employment Agreements

Derek J. Elder. In November 2014, we entered into an employment agreement with Mr. Elder, which was amended on October 15, 2015 and September 1, 2016. Mr. Elder’s amended agreement had a three-year term and renewed automatically for additional one-year terms unless one party notified the other that it did not intend to renew. From July 1, 2018 through his departure on December 31, 2017, Mr. Elder’s annual salary was $370,000 in and his target bonus was 70% of his annual salary.

As a part of Mr. Elder’s departure on December 31, 2017 we entered into the Separation Agreement with Mr. Elder. Under this agreement, we agreed to pay the following to Mr. Elder as severance compensation, all less applicable tax withholdings and deductions: (i) a lump sum cash severance payment of $558,000; (ii) $194,000 which equals the pro-rated portion of the maximum award payable to him under the Fiscal Year 2018 AIP program; (iii) $19,000 which represents the difference between his monthly COBRA premium for himself and his eligible dependents who were covered under the Company's hospitalization and medical plan as of December 31, 2017 and the monthly premium that an active employee would pay for the same coverage as of December 31, 2017, multiplied by 12 and grossed up for estimated taxes. The Separation Agreement also acknowledged payment of the previously approved and announced $200,000 incentive bonus payable on closing of the Content Delivery Sale. In addition, all of Mr. Elder’s outstanding restricted stock awards and performance-based stock awards became fully vested on December 31, 2017 in accordance with the Change of Control that occurred upon the closing of the Content Delivery Sale.

Under the Separation Agreement, Mr. Elder also agreed to provide consulting services to the Company through December 31, 2018, unless earlier terminated. As consideration for the consulting services, Mr. Elder will receive: (i) one payment of $218,000 on or about July 1, 2018; and (ii) an aggregate of $218,000 payable in six (6) substantially equal monthly installments during the period beginning on July 1, 2018 through December 31, 2018. In addition, Mr. Elder is eligible to receive an “Incentive Transaction Bonus” (as defined in the Separation Agreement) upon the consummation of any acquisition of any entity or business by the Company during a specified term. The Incentive Transaction Bonus will equal the sum of (i) 1% of the total consideration paid by us for the sourced business and (ii) 7.5% of the Net Asset Value (as defined in the Separation Agreement) of a subsequent sale of the sourced Business by the Company that is consummated on or before the fifth anniversary of the closing of the Company’s acquisition of the Sourced Business. The Separation Agreement was amended on June 25, 2018 to allow Mr. Elder to elect to receive the consulting payments directly or through his company Sky Advisors LLC.

The consideration paid to Mr. Elder under the Separation Agreement is in lieu of any change of control or other consideration payable to him under his previous employment agreement and contains customary release provisions in favor of the Company and restrictive covenants, including non-disparagement, non-competition and non-solicitation of our customers and employees during the severance period plus an additional year following such period.

Warren Sutherland. On May 15, 2017, we entered into an employment agreement with Mr. Sutherland, as amended on January 30, 2018, that remains in place until December 31, 2018 unless earlier terminated (i) by Mr. Sutherland or (ii) by the Company with or without Due Cause (as defined below) or upon death, continuing disability, termination after a change in control or constructive termination without Due Cause. Mr. Sutherland’s annual salary was $210,013 for the first half of Fiscal Year 2018 (July 1, 2017 – December 31, 2017) and $232,500 for the second half of Fiscal Year 2018 (January 1, 2018 – June 30, 2018). His target bonus was 50% of his annual salary during Fiscal Year 2018.

Our employment agreements historically have contained generally the same terms, including (i) a base salary and (ii) annual incentive award opportunity and target, both of which are reviewed annually and are subject to change at the discretion of the Board or the Compensation Committee.

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Our employment agreements typically provide that employment may be terminated by either CCUR or the respective NEO at any time and sometimes at a specified expiration time. In the event the NEO voluntarily resigns or is terminated for Due Cause, compensation under the employment agreement will end. Under Mr. Sutherland’s employment agreement, in the event an agreement is terminated:

•	directly by us without Due Cause,

•	in certain circumstances, constructively by us, or

•

within one year of a Change in Control as defined below in the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan (the Board previously determined by resolution that a Change in Control occurred on December 31, 2017),

Mr. Sutherland will receive severance compensation consisting of the following:

•	his salary at the time of termination for a period of 12 months from the date of termination or in the event of a constructive termination within one year of a Change of Control, (i) salary continuation payments for a period of (A) nine months in the event that Mr. Sutherland provides written notice of a constructive termination to the Company prior to the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, or (B) 12 months in the event that Mr. Sutherland provides written notice of a constructive termination to the Company at any time during the period commencing on the day following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 and ending on December 31, 2018, in either instance at the then salary rate in effect;

•	the amount of annual incentive award, if any, paid in the fiscal year prior to termination or constructive termination; and

•	COBRA continuation coverage during the severance period under our health plan for Mr. Sutherland and his eligible dependents who were covered under the health plan at the time of his termination at the same premium charged to active employees during such period.

Mr. Sutherland’s employment agreement defines constructive termination as (i) demotion, (ii) material change in authority, duties or responsibilities, (iii) material decrease in salary or incentive award opportunity, or (iv) material breach of the employment agreement by us.

Except for the prior year incentive award, which may be paid in a lump sum on the first pay date after termination, severance compensation would be paid in equal, biweekly installments or in accordance with our normal salary payment procedures. If we determine that the amounts payable are on account of an “involuntary separation from service” (as defined in Treasury Regulation Section 1.409A-1(n)) and exceed the “separation pay allowance” described below, the excess amounts payable would be accumulated and distributed in a single sum six months and one day after the date of the separation from service. If we reasonably determine that the amounts payable are not on account of an “involuntary separation from service” (as defined in Treasury Regulation Section 1.409A-1(n)), no amount shall be distributed before the date that is six months after separation from service. Further, any amounts that would have been distributed during the six months after the separation from service will be accumulated and distributed in a single sum six months and one day after the date of separation from service. The “separation pay allowance” means an amount that is two times the lesser of (x) the NEO’s annualized compensation or (y) the compensation limit in effect under Internal Revenue Code Section 401(a)(17).

For a NEO, the term “Due Cause” means the NEO:

a.	committed a willful serious act to enrich himself at our expense or has been convicted of a felony involving moral turpitude;

b.	willfully and grossly neglected his duties, or intentionally failed to observe specific lawful directives or policies of the Board;

c.	failed to take reasonable and appropriate steps to determine the accuracy of Sarbanes-Oxley Act certifications; or

d.	failed to fulfill any of his duties to administer effective systems and controls necessary for compliance with the Sarbanes-Oxley Act.

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If Mr. Sutherland’s employment agreement is terminated for any reason, he is prohibited from competing with us, soliciting our customers or trying to hire our employees for the period in which he receives severance, if any, plus one additional year from such severance period.

Wayne Barr, Jr. We entered in a consulting agreement effective February 13, 2018 with Mr. Barr in connection with his appointment as Interim President and CEO which does not provide any cash severance payments to Mr. Barr upon his termination, regardless of the reason for termination. Upon termination, the stock options granted to Mr. Barr under the consulting agreement shall immediately accelerate and become fully vested granted that termination was not made by us on the basis of Due Cause or based on Mr. Barr’s election to terminate unless such termination is in conjunction with or conditioned on the Company’s purchase of a significant operating asset or a sale or merger of the Company or Change in Control as defined in the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan.

CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan

The Amended and Restated 2011 Stock Incentive Plan became effective November 1, 2011 and was amended effective October 23, 2014 to increase the shares authorized therein and on February 8, 2018 solely to reflect the Company’s name change from Concurrent Computer Corporation to CCUR Holdings, Inc. Under the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan, if an employee terminates employment for any reason other than death, disability or cause, existing and vested stock options may be exercised for a period of three months. If an employee is terminated for Cause, any stock options held by such person shall immediately terminate. “Cause” has the meaning set forth in an award or, if there is no such definition in the award, (1) the conviction of the employee for committing a felony under federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling the employee’s employment duties (or duties as a director, in the case of a Non-Employee Director) or (3) willful and deliberate failure on the part of the employee to perform his or her employment duties (or duties as a director, in the case of a Non-Employee Director) in any material respect. Regardless of the reason for termination, any restricted or performance shares on which the restriction has not lapsed shall be cancelled upon termination.

Upon a Change in Control, any unvested, unexercised options to purchase shares shall immediately vest and the restrictions will lapse on any restricted and performance shares. “Change in Control” means the occurrence of any of the following events:

a.	the acquisition of 50% or more of our stock by a party that is not a fiduciary holding the shares for our benefit;

b.

a change in the composition of the Board such that a minority of the directors have been (i) directors for at least 24 months, (ii) are serving as the result of a Merger as defined in (c) below or (iii) were elected or nominated by at least two-thirds of the then directors described in this subsection (b) (i) and (ii) (excluding directors nominated or elected as a result of an actual or threatened proxy contest);

c.	a merger, consolidation, reorganization, sale of substantially all of our assets, or the acquisition of assets or stock of another company, (“Merger”) unless (i) those holding our shares prior to the Merger hold more than 50% of the voting shares of the successor entity, (ii) more than 50% of the directors were our directors prior to the Merger, and (iii) no entity owns 50% or more of our shares without approval of the Board; or

d.	a liquidation or dissolution of the Company.

If an employee is terminated due to death or continuing disability, any stock options vested at the time of termination may be exercised until the earlier of one year following termination or until the expiration of the stock options. Under such a termination, the Compensation Committee has the authority to accelerate vesting or further extend the time to exercise. As noted herein, the Board and Compensation Committee determined that a Change in Control occurred on December 31, 2017, concurrent with the closing of the Content Delivery Sale.

Derek J. Elder

Mr. Elder was no longer an employee of the Company as of June 30, 2018, and would not be eligible for additional incremental compensation upon termination or Change in Control, assuming the triggering event occurred on June 30, 2018.

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Warren Sutherland

The following table describes the estimated incremental compensation upon termination or Change in Control for Mr. Sutherland, assuming the triggering event occurred on June 30, 2018. The actual amount of compensation can only be determined at the time of termination or Change in Control.

Payments and Benefits upon Termination	Voluntary Termination	Change in Control	Constructive Termination	For Cause Termination	Termination without Cause	Death	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation:
Base Salary	-	232,500	174,375	-	232,500	-	-
Incentive Award (1)	-	24,200	24,200	-	24,200	-	-
Acceleration of Unvested Stock Awards (2)	-	-	-	-	-	-	-
Benefits:
Post Termination Medical (3)	-	26,426	19,819	-	26,426	-	-

Total	-	283,126	218,394	-	283,126	-	-

(1)	Reflects the incentive award Mr. Sutherland was paid for Fiscal Year 2017.

(2)	All of Mr. Sutherland's stock awards vested upon completion of the Content Delivery Sale.

(3)

The amount shown is the grossed-up amount of the difference between Mr. Sutherland’s’s portion of the premiums and the cost of COBRA coverage for the same plans, which would be paid to Mr. Sutherland during the severance period.  Cost of continued benefits is estimated by using current rate multiplied by 12 months in the event of a termination without Due Cause and by 9 months in the event of constructive termination or Change of Control.

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Wayne Barr, Jr.

The following table describes the estimated incremental compensation upon termination or Change in Control for Mr. Barr, assuming the triggering event occurred on June 30, 2018. The actual amount of compensation can only be determined at the time of termination or Change in Control.

Payments and Benefits upon Termination	Voluntary Termination	Change in Control	Constructive Termination	For Cause Termination	Termination without Cause	Death	Disability
	($)	($)	($)	($)	($)	($)	($)
Compensation:
Base Salary	-	-	-	-	-	-	-
Incentive Award	-	-	-	-	-	-	-
Acceleration of Unvested Stock Awards and options (1)	-	79,800	-	-	0	-	-
Benefits:
Post Termination Medical	-	-	-	-	-	-	-

Total	-	79,800	-	-	0	-	-

(1)

The amount in this row represents the full value of unvested restricted stock awards and options as of June 30, 2018. The assumed price is $5.32 per share, which was the closing price of our common stock on June 30, 2018. The amount in this row under the Change in Control column represents the value of the 15,000 in restricted stock that Mr. Barr was awarded in Fiscal Year 2018 for his service as a director assuming a Change in Control occurred on June 30, 2018. The amount in this row under the Termination without Cause column represents the value of the 15,000 stock options granted to Mr. Barr during Fiscal Year 2018 assuming he was terminated as Interim CEO and President without Due Cause on June 30, 2018.

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EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of June 30, 2018 about CCUR’s common stock that may be issued upon the exercise of options, warrants and rights under the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#) (c)
Equity compensation plans approved by security holders	15,000	5.42	12,219
Equity compensation plans not approved by security holders	—	—	—
Total	15,000	5.42	12,219

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with CCUR’s management and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018.

Compensation Committee of the Board

Steven G. Singer, Chairman
Dilip Singh
David Nicol

October 5, 2018

AUDIT COMMITTEE REPORT

The Audit Committee reviews the financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent registered public accounting firms devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firms. In this context, the Audit Committee reviewed and discussed with management the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for Fiscal Year 2018, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

During the prior fiscal year, the Audit Committee discussed with Marcum LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The Audit Committee also received from Marcum LLP during the prior fiscal year the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence. In addition, the Audit Committee considered whether Marcum LLP’s provision of non-audit services is compatible with maintaining its independence from us.

The Audit Committee discussed with Marcum LLP the overall scope and plans for the audit. The Audit Committee meets periodically with the internal auditor and Marcum LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the Fiscal Year 2018 audited financial statements in our Annual Report on Form 10-K for Fiscal Year 2018, for filing with the SEC.

Audit Committee of the Board

David Nicol, Chairman
Dilip Singh
Steven G. Singer

October 5, 2018

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RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 of Notice)

The Audit Committee of the Board has appointed Marcum LLP to serve as CCUR’s independent registered public accounting firm for the fiscal year ending June 30, 2019. Marcum LLP has acted in such capacity for the Company since December 15, 2017, the effective date of the Audit Committee’s approval of the engagement of Marcum LLP to serve as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2018. Deloitte & Touche LLP, who served as CCUR’s independent registered public accounting firm for the fiscal year ended June 30, 2017, resigned as the Company’s independent registered public accounting firm on November 14, 2017.

The reports of Deloitte & Touche LLP on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2016 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 2016 and 2017, and the subsequent interim period through December 15, 2017, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter thereof in its reports for such fiscal years and interim period, or (ii) “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company expects that representatives of Marcum LLP will be present at the Annual Meeting, and the representatives will have an opportunity to make a statement if they desire to do so. The Company also expects that representatives will be available to respond to appropriate questions from stockholders.

Stockholder ratification of the Audit Committee’s appointment of Marcum LLP to serve as CCUR’s independent registered public accounting firm for the fiscal year ending June 30, 2019 is not required by our Amended and Restated By-laws or otherwise. Nevertheless, the Board is submitting the appointment of Marcum LLP to CCUR’s stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of Marcum LLP. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of CCUR and our stockholders.

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for the fiscal year ending June 30, 2019.

Unless a proxy card (or voting instruction properly submitted by telephone or via the Internet) is marked to give a different direction, the persons named as attorneys-in-fact in the proxy card will vote “FOR” the ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for the fiscal year ending June 30, 2019.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees for professional audit services rendered by Marcum LLP and Deloitte & Touche LLP for the audit of CCUR’s consolidated financial statements for the fiscal years ended June 30, 2018 and 2017, respectively, and fees billed for other services rendered by Marcum LLP and Deloitte & Touche LLP during those periods.

	Fiscal Year 2018 (Marcum LLP) ($)	Fiscal Year 2017 (Deloitte & Touche LLP) ($)
Audit Fees (1)	79,235	673,542
Audit-Related Fees	0	0
Tax Fees (2)	0	13,520
All Other Fees (3)	0	2,000

(1)	Audit Fees consists of the aggregate fees billed for the respective year for professional services rendered by the independent registered public accounting firm for the audit of CCUR’s annual consolidated financial statements, reviews of CCUR’s interim consolidated financial statements, statutory audits and related services.

(2)	Tax Fees consists of the aggregate fees billed for Fiscal Year 2017 for professional services rendered by Deloitte & Touche LLP for tax consulting services.

(3)	All Other Fees consists of the aggregate fees billed for Fiscal Year 2017 for professional services rendered by Deloitte & Touche LLP for its web-based accounting research tool.

Audit Committee Pre-Approval of Audit and Non-Audit Services

Pursuant to the Audit Committee charter, all audit and permissible non-audit services to be performed for the Company by its independent registered public accounting firm must be pre-approved by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to pre-approve audit and permissible non-audit services; provided; however, that all such pre-approved services must be disclosed by such delegate to the full Audit Committee at its next scheduled meeting.

The Audit Committee has considered whether the provision of non-audit services by Marcum LLP is compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

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ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

(Item 3 of Notice)

As required by Section 14A of the Exchange Act, this proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of the Company’s NEOs, which is described in the “Compensation Discussion and Analysis” section of this Proxy Statement. This vote is not intended to address any specific item or element of compensation or the compensation of any particular officer, but rather the overall compensation of the Company’s NEOs and the philosophy, policies and procedures used to determine compensation.

At the 2017 Annual Meeting of Stockholders, CCUR provided stockholders with an opportunity to cast an advisory vote to approve or not approve the compensation of its NEOs, and stockholders approved the Company’s NEO compensation with approximately 58% of the votes cast in favor. At the 2013 Annual Meeting of Stockholders, the Company also asked stockholders to indicate whether a say-on-pay vote should occur every one, two or three years, with the Board recommending an annual advisory vote. Because the Board views it as a good corporate governance practice, and because at the 2013 Annual Meeting of Stockholders a majority of the votes cast were in favor of an annual advisory vote, stockholders will have the opportunity at the Annual Meeting to provide feedback to the Compensation Committee on the Company’s executive compensation program by endorsing or not endorsing the compensation of its NEOs.

The Board urges stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes in more detail how CCUR’s executive compensation policies and procedures operate and are designed to achieve our compensation objectives. The Compensation Committee and the Board believe that these policies and procedures are effective in achieving the Company’s overall compensation philosophy.

Accordingly, the Company is asking stockholders to vote, on an advisory basis, “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and the related narrative discussion, is hereby approved.

This vote is advisory, which means that the stockholder vote on this proposal will not be binding on CCUR, the Compensation Committee or the Board. However, the Compensation Committee values the opinions of the CCUR’s stockholders and will carefully consider the outcome of the vote when making future compensation decisions for the Company’s NEOs.

The Board unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of CCUR’s NEOs in Fiscal Year 2018 as disclosed in this Proxy Statement.

Unless a proxy card (or voting instruction properly submitted by telephone or via the Internet) is marked to give a different direction, the persons named as attorneys-in-fact in the proxy card will vote “FOR” the approval, on an advisory basis, of the compensation of CCUR’s NEOs in Fiscal Year 2018 as disclosed in this Proxy Statement.

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APPROVAL OF THE AMENDMENT TO

CCUR’S RESTATED CERTIFICATE OF INCORPORATION

TO PROTECT CCUR’S TAX BENEFITS

(Item 4 of Notice)

We are asking for your approval of an extension of the amendment to an article (“Article TWELFTH”) of our Restated Certificate of Incorporation to extend its expiration date until the 2020 Annual Meeting of Stockholders, or earlier Expiration Date (as defined below). Article TWELFTH imposes transfer restrictions and prevents, subject to certain limitations, transfers of our common stock if the transfer results in a stockholder owning 5% or more of the outstanding common stock.

The purpose of Article TWELFTH is to prevent transfers of our common stock that would result in an ownership change under Section 382 of the Internal Revenue Code (the “Code”). Article TWELFTH was approved at the 2017 Annual Meeting of Stockholders and under its terms will automatically expire at the time of the Annual Meeting. The proposed amendment to Article TWELFTH attached hereto in Appendix A (the “Charter Amendment Extension”) would amend Article TWELFTH solely to (i) extend its terms through the 2020 Annual Meeting of Stockholders, unless another term of expiration (described below) is triggered before such meeting, and (ii) to amend the Company’s name to reflect its name change to CCUR Holdings, Inc. and certain defined terms. The Board approved the Charter Amendment Extension, subject to stockholder approval, on October 4, 2018.

If the Charter Amendment Extension is approved by our stockholders, our Restated Certificate of Incorporation will be amended to (i) extend the terms of Article TWELFTH through the 2020 Annual Meeting of Stockholders, unless another term of expiration (described below) is triggered before such meeting, and (ii) to amend the Company’s name to reflect its name change to CCUR Holdings, Inc. and certain defined terms. The text of the extended Article TWELFTH is set forth in Appendix A to this Proxy Statement, and stockholders are urged to review it together with the following summary, which is qualified in its entirety by reference to Appendix A. Please read the Charter Amendment Extension in its entirety as the discussion below is only a summary.

If approved, the Charter Amendment Extension will become effective upon filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of Delaware, which we would do promptly after the Annual Meeting.

Background and Reasons for the Proposal

The Charter Amendment Extension is intended to continue protection of CCUR’s U.S. federal net operating loss carryforwards (“NOLs”) and certain other tax attributes (collectively, the “Tax Benefits”) under Article TWELFTH, the amendment to CCUR’s Restated Certificate of Incorporation first approved by stockholders at the 2016 Annual Meeting of Stockholders. CCUR has experienced, and may continue to experience, substantial operating losses, and for federal and state income tax purposes, CCUR may “carry forward” Tax Benefits in certain circumstances to offset current and future taxable income, which may reduce CCUR’s federal and state income tax liability. As a result, these Tax Benefits can be a valuable asset of CCUR, which may inure to the benefit of CCUR and its stockholders. As of June 30, 2018, CCUR had approximately $56.1 million of NOLs. However, if CCUR experiences an “ownership change,” as defined in Section 382 of the Code, its ability to use these Tax Benefits could be substantially limited, the timing of the usage of these Tax Benefits could be substantially delayed, and some Tax Benefits may expire unused, all of which could adversely affect the value of the Tax Benefits. Generally, an ownership change occurs if the percentage of CCUR’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period.

Based upon these considerations, and advice of external counsel and legal advisors, on March 1, 2016, CCUR entered into a Tax Asset Preservation Plan (the “NOL Plan”). The Board adopted the NOL Plan in an effort to deter acquisitions of our common stock that would potentially limit our ability to use our Tax Benefits to reduce our potential future federal income tax obligations. The NOL Plan had a 4.9% “trigger” threshold intended to act as a deterrent to any person acquiring 4.9% or more of our outstanding common stock without the approval of the Board. This protected our Tax Benefits because changes in ownership by persons owning less than 4.9% of the outstanding common stock would not be included in the calculation of whether CCUR had experienced an “ownership change” under Section 382 of the Code.

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At the same time the NOL Plan was adopted, we announced our intention to propose Article TWELFTH for approval by our stockholders at the 2016 Annual Meeting of Stockholders. Article TWELFTH established ownership limitations designed to preserve the value of CCUR’s deferred tax assets in a manner similar to the NOL Plan.

Article TWELFTH was approved by stockholders at the 2016 Annual Meeting of Stockholders and thereafter became effective upon the filing of the Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of Delaware. The amendment filing created Article TWELFTH which preserves CCUR’s ability to use the Tax Benefits to offset income until the Expiration Date, which meant the earliest of (1) the repeal of Section 382 of the Code or any successor statute, if the Board of Directors determines that Article TWELFTH is no longer necessary or desirable for the preservation of Tax Benefits, (2) the close of business on the first day of a taxable year of CCUR as to which the Board determines that no Tax Benefits may be carried forward, (3) such date as the Board shall fix in accordance with the provisions of the Charter Amendment Extension and (4) the date of CCUR’s annual meeting of stockholders to be held during calendar year 2017. The NOL Plan automatically terminated five business days after the 2016 Annual Meeting of Stockholders. At the 2017 Annual Meeting of Stockholders, CCUR’s stockholders approved an amendment to our Restated Certificate of Incorporation extending Article TWELFTH to the earliest of (1) the repeal of Section 382 of the Code or any successor statute, if the Board of Directors determines that Article TWELFTH is no longer necessary or desirable for the preservation of Tax Benefits, (2) the close of business on the first day of a taxable year of CCUR as to which the Board of Directors determines that no Tax Benefits may be carried forward, (3) such date as the Board of Directors shall fix in accordance with the provisions of the Charter Amendment Extension and (4) the date of CCUR’s annual meeting of stockholders to be held during calendar year 2018.

The Annual Meeting is expected to be the earliest occurrence of the events that can trigger the revised Expiration Date. Article TWELFTH is thus expected to expire as of the Annual Meeting unless the Charter Amendment Extension is approved. The Charter Amendment Extension solely modifies the Expiration Date of Article TWELFTH, certain defined terms in the Article TWELFTH and the Company’s name. All other terms of Article TWELFTH shall remain the same if the Charter Amendment Extension is approved.

Pursuant to the Charter Amendment Extension, Article TWELFTH will extend through the 2020 Annual Meeting of Stockholders unless it expires earlier upon the occurrence of another event that triggers the Expiration Date. If the Charter Amendment Extension is approved, Article TWELFTH will be amended so that the Expiration Date means the earliest of (i) the repeal of Section 382 of the Code or any successor statute, if the Board of Directors determines that Article TWELFTH is no longer necessary or desirable for the preservation of Tax Benefits, (ii) the close of business on the first day of a taxable year of CCUR as to which the Board determines that no Tax Benefits may be carried forward, (iii) such date as the Board shall fix in accordance with the provisions of the Charter Amendment Extension and (iv) the date of CCUR’s annual meeting of stockholders to be held during calendar year 2020.

Description of Article TWELFTH

Article TWELFTH contains restrictions on the ownership and transfer of our stock. The purpose of the transfer restrictions and ownership limit are to reduce the risk of an “ownership change” under Section 382 of the Code that may limit CCUR’s ability to utilize its Tax Benefits. In order to preserve our ability to use the Tax Benefits to offset income until the Expiration Date, no person other than CCUR shall, subject to the exceptions described below, transfer to any person any direct or indirect interest in our common stock or preferred stock to the extent that such transfer could cause the transferee or any other person to directly or indirectly own 4.9% or more of our stock (referred to as a “4.9% Stockholder”) or would cause the stock ownership of any 4.9% Stockholder to increase.

Any transfer of CCUR stock that would otherwise be prohibited shall be permitted if:

•	prior to the transfer (or in the case of an involuntary transfer, as soon as practicable after the consummation of the transfer), the Board approves the transfer; or

•	the transfer is pursuant to a transaction, including a merger, consolidation, share exchange or other business combination, in which all holders of our common stock receive, or are offered the opportunity to receive, cash or other consideration for all of our common stock and upon consummation of which the acquirer owns at least a majority of our outstanding common stock;

•	the transfer is a transfer to any CCUR employee stock ownership or other employee benefit plan.

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The Board may determine that the transfer restrictions shall not apply to any particular transaction or transactions, whether or not a request has been made. The Board may also impose any conditions it deems reasonable and appropriate in connection with approval of any transfer.

No transfers in violation of the transfer restrictions, referred to as a “prohibited transfer,” will be recorded by CCUR or its agents, and the purported transferee of a prohibited transfer will not be recognized as a stockholder in respect of the CCUR stock which is the subject of the prohibited transfer. These securities are referred to as “excess securities.” Excess securities will not have any rights as stockholders, including the right to vote and the right to receive dividends unless and until the excess securities are transferred to CCUR’s agent (as described below) or the prohibited transfer is approved by the Board.

If the Board determines that a transfer constitutes a prohibited transfer, the excess securities will, upon written demand by CCUR, be transferred to CCUR’s agent for resale to one or more buyers in an arm’s-length transaction. The proceeds from the sale of excess securities by the agent, after payment of the agent’s costs, will be paid to the purported transferee up to the amount paid by the purported transferee for the excess securities as determined by the Board and the remaining proceeds shall be paid to one or more qualifying charities selected by the Board. If the purported transferee has resold the excess securities before CCUR demands the transfer to the agent, then the purported transferee shall be deemed to have sold the excess securities for the agent and shall be required to transfer to the agent any dividends paid to such purported transferee with respect to any excess securities as well as the proceeds of the sale of such excess securities.

If a purported transferee fails to surrender excess shares or the proceeds of a sale to the agent upon demand by CCUR, CCUR may take action, including legal proceedings, to compel the surrender. To the fullest extent permitted by law, any stockholder who knowingly violates the transfer prohibitions will be liable for any and all damages we suffer as a result of such violation, including damages resulting from a reduction in, or elimination of, our ability to use our Tax Benefits and any professional fees incurred in connection with addressing such violation.

Any certificates representing shares of our stock may bear a legend referring to the restrictions on transfer and ownership of our stock described above.

The restrictions on ownership and transfer of our stock described above could delay, defer or prevent a transaction or a change in control that might involve a premium price for our common stock or otherwise be in the best interests of our stockholders.

Although Article TWELFTH is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Charter Amendment Extension is adopted given that:

•	The Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our stockholders’ best interests.

•	A court could find that part or all of Article TWELFTH is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including attributes such as the Tax Benefits). Delaware law provides that transfer restrictions with respect to shares of our common stock issued prior to the effectiveness of the restrictions will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted for this proposal if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Charter Amendment Extension to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and, therefore, under Delaware law, such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to Article TWELFTH, we intend to take the position that all shares issued prior to the effectiveness of Article TWELFTH that are proposed to be transferred were voted in favor of the Charter Amendment Extension, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Charter Amendment Extension, unless a stockholder establishes that it did not vote in favor of the Charter Amendment Extension. Nonetheless, a court could find that the Charter Amendment Extension is unenforceable, either in general or as applied to a particular stockholder or fact situation.

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•	Despite the adoption of Article TWELFTH, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382 of the Code. Accordingly, we cannot assure you that an ownership change will not occur even if the Charter Amendment Extension is made effective.

As a result of these and other factors, the Charter Amendment Extension serves to reduce, but does not eliminate, the risk that we will undergo an ownership change.

Vote Recommendation

The Board has determined that it is in our best interests and the best interests of our stockholders to amend the Restated Certificate of Incorporation to adopt the Charter Amendment Extension to extend the imposition of transfer restrictions and Tax Benefits protection under Article TWELFTH.

The Board unanimously recommends that you vote “FOR” the approval of Article TWELFTH to CCUR’s Restated Certificate of Incorporation to protect the Tax Benefits.

Unless a proxy card (or voting instruction properly submitted by telephone or via the Internet) is marked to give a different direction, the persons named as attorneys-in-fact in the proxy card will vote “FOR” the approval of Article TWELFTH to CCUR’s Restated Certificate of Incorporation to protect the Tax Benefits.

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APPROVAL OF THE AMENDMENT TO THE

CCUR HOLDINGS, INC. AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN

(Item 5 of Notice)

The CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan (the “Plan”) currently has stockholder approval for the issuance of up to 1.1 million shares of CCUR’s common stock. Of the 1.1 million shares previously made available for issuance under the Plan, (i) 12,219 shares remain available for issuance, (ii) 60,000 are subject to outstanding restricted stock awards and (iii) 15,000 are subject to outstanding stock options. Except for share awards that the Compensation Committee determined would not automatically accelerate, upon the Change in Control (as defined in the Plan) that occurred upon closing of the Content Delivery Sale on December 31, 2017, all of the outstanding awards issued under the Plan at that time automatically accelerated and vested.

A proposal will be presented at the Annual Meeting to approve a third amendment to the Plan to increase the number of shares authorized by an additional 900,000 shares thereby bringing the total of shares available for issuance to 912,219 (the “Third Amendment”). The Plan was earlier amended effective on November 1, 2014 to increase the available shares pursuant to stockholder approval and on February 8, 2018 by the Board solely to reflect the Company’s name change to CCUR Holdings, Inc.

The Third Amendment was adopted by the Board on October 4, 2018, subject to approval by CCUR’s stockholders. The text of the Plan, as amended, is set forth in Appendix B to this Proxy Statement, and stockholders are urged to review it together with the following summary, which is qualified in its entirety by reference to Appendix B.

If CCUR’s stockholders approve the Third Amendment, it would have the effect of immediately adding 900,000 shares to the Plan. Assuming the Company’s equity structure otherwise remains unchanged and assuming the remaining 12,219 shares available for grant prior to approval of the proposed amendment are granted, grants and subsequent exercises of options to purchase all the additional shares subject to this proposal would dilute the respective percentage ownership interest in CCUR by up to 8.8746%.

The Board, in consultation with the Compensation Committee and its advisors, has concluded that it is in the best interests of stockholders to enhance CCUR’s ability to attract, retain and motivate personnel by means of equity incentives. The Board made its determination after giving consideration to the compensation and employee incentive practices of other comparable companies and of other companies in positions comparable to that of CCUR. The amendment was designed to ensure that CCUR can continue to grant such awards to such persons at levels determined to be appropriate by CCUR’s Compensation Committee. As of the date of this Proxy Statement, CCUR does not have a binding commitment to grant additional options under the Plan.

The Plan

Introduction. The purpose of the Plan is to advance the interests of CCUR by enabling officers, employees, non-employee directors and consultants of CCUR and its affiliates to participate in CCUR’s future and to enable CCUR to attract and retain such persons by offering them equity interests in CCUR.

The Plan provides for the grant of stock options (“Options”) intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and Options not intended to qualify under Section 422 of the Code (“Non-ISOs”), stock appreciation rights (“Stock Appreciation Rights”), and restricted common stock awards (“Restricted Stock”). Options, Stock Appreciation Rights and Restricted Stock awards are referred to below collectively as “Awards.”

Plan Administration and Shares Subject to the Plan. The Plan is administered by the Compensation Committee of the Board, members of which serve at the discretion of the Board. The Compensation Committee has the power to construe and interpret the Plan and determine the terms of the Awards granted under the Plan, including which eligible individuals are to receive Awards, the time or times when grants are to be made, the number of shares subject to an Award, the exercise price for shares subject to outstanding Options and Stock Appreciation Rights, the status of an Option as either an ISO or a Non-ISO, and the vesting (exercise) schedule of each Award.

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Pursuant to the Plan, the Compensation Committee shall be appointed by and shall serve at the pleasure of the Board and certain members thereof shall come within the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act and an “outside director” under Section 162(m) of the Code. Currently the Compensation Committee consists of three independent directors on the Board who satisfy the above requirements and applicable NASDAQ independence requirements, all of whom are “outside directors.”

The Plan currently provides for the issuance of an aggregate of 1,100,000 shares of common stock pursuant to Awards, which shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Third Amendment, if approved, will authorize the issuance of an additional 900,000 shares of common stock. In the event of certain corporate transactions, the Compensation Committee may make adjustments it determines appropriate to the number of shares of common stock reserved for issuance under the Plan, the annual grant caps provided in the Plan, the number and exercise price of shares subject to outstanding Options and Stock Appreciation Rights, and the number of shares subject to other outstanding Awards granted under the Plan. With limited restrictions, any shares of common stock that cease to be subject to Options (as a result of cancellation, expiration or exchange of such Option), any shares of Restricted Stock that are forfeited or any Award that otherwise terminates without a distribution being made to the participant in the form of stock, will again become available for the grant of new Awards under the Plan. The market value of CCUR stock as of October 4, 2018 is $4.48 per share.

Eligibility and Annual Grant Caps. ISOs may only be granted to employees of CCUR and its subsidiaries. Non-ISOs and other Awards may be granted to officers, employees, consultants and non-employee directors of CCUR, and officers, employees and consultants of designated affiliated companies. As of the time of this Proxy Statement, the Company’s four full-time employees and four non-employee directors are eligible for awards.

Subject to adjustment as noted above, no officer, employee, non-employee director or consultant may be granted, in any calendar year, Options to purchase more than 100,000 shares of common stock, Stock Appreciation Rights with respect to more than 100,000 shares of common stock, or Restricted Stock Awards of more than 100,000 shares of common stock. All of the shares of common stock authorized under the Plan may be issued pursuant to ISOs.

Options. Subject to the terms of the Plan, the Compensation Committee determines the terms of Options granted under the Plan. The purchase price of common stock purchased pursuant to the exercise of an Option must at least equal 100% of fair market value (as defined in the Plan) of common stock on the date of grant of the Option (except in the case of an ISO granted to a 10% stockholder under Section 422(b)(6) of the Code, in which case the purchase price must be at least equal to 110% of fair market value). The term of an Option may not exceed 10 years (except in the case of an ISO granted to a 10% stockholder, in which case the term may not exceed five years).

Upon the exercise of an Option, the purchase price must be fully paid in cash, certified or bank check, or such other instrument as CCUR may accept or, subject to the approval of the Compensation Committee, in shares of unrestricted common stock owned by the optionee. The Compensation Committee also may provide for an Option to be exercised through a broker-facilitated cashless exercise procedure. Pursuant to internal policies, officers and directors, as defined under Section 16 of the Exchange Act may not utilize a broker arranged for by CCUR to engage in cashless exercises.

If the employment of an optionee terminates on account of death or “disability” (as defined in the Plan), the optionee’s Option generally will remain exercisable, to the extent exercisable at the time of death or termination on account of disability, for one year after termination (or for the balance of the Option’s term if less). If the employment of an optionee terminates for any reason other than death or disability, the optionee’s Option will remain exercisable, to the extent exercisable at the time of termination of employment, for three months after termination (or for the balance of the Option's term, if less), unless the termination is for “cause” (as defined in the Plan), in which case the Option will expire immediately upon termination of employment.

Options granted under the Plan are not transferable by an optionee other than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of an optionee only by the optionee or the optionee’s guardian or legal representative.

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Stock Appreciation Rights. Subject to the terms of the Plan, the Compensation Committee determines the terms of Stock Appreciation Right grants made under the Plan. Stock Appreciation Rights may be issued either in connection with Options granted under the Plan or independent and unrelated to an Option. Upon the exercise of a Stock Appreciation Right, the Stock Appreciation Right holder will receive an amount in cash, common stock or both, as determined by the Compensation Committee, equal in value to the excess of the fair market value per share of the common stock on the date of exercise over the per share grant price, multiplied by the number of shares with respect to which the Stock Appreciation Right is exercised.

Restricted Stock Awards. Subject to the terms of the Plan, the Compensation Committee determines the terms of Awards of Restricted Stock made under the Plan. A Restricted Stock Award made under the Plan is an award of common stock on which the Compensation Committee imposes such restrictions and conditions as the Compensation Committee deems appropriate, which may include, for example, continuous employment with CCUR for a specified term or the attainment of specific goals. The restriction period for a Restricted Stock Award will be at least three years, unless the restriction or restrictions applicable to the Award are based on the attainment of specific corporate, divisional or individual performance goals, in which case no more than 5% of the shares authorized will be granted with performance restrictions that can all lapse within one year. Performance goals may be based on achieving a certain stock price, level of revenue, earnings, earnings per share, net income, return on equity, return on capital, return on assets, total stockholder return, return on sales or cash flow, or any combination thereof, of CCUR or CCUR's designated affiliate companies, or any division thereof, or on the extent of changes in such criteria.

Effects of Certain Changes of Control. Unless an Award agreement provides otherwise, upon a “change of control,” as defined in the Plan, (i) any and all outstanding Options and Stock Appreciation Rights will become immediately exercisable, and the Compensation Committee, in its discretion, shall have the right (but not the obligation) to cash out prior to the transaction each Option and Stock Appreciation Right by paying the optionee an amount, in cash or stock, equal to the excess of the fair market value of a share of stock over the Option price per share of stock times the number of shares of stock subject to the Option on the effective date of the cash out, and (ii) the restrictions imposed on the Restricted Stock will lapse, and the Restricted Stock will vest in the participant, and any dividends and distributions paid with respect to the Restricted Stock that were escrowed during any applicable restriction period will be paid to the participant.

Amendment; Termination. The Board may amend or terminate the Plan at any time, except that no amendment may be made without stockholder approval to the extent (a) approval of stockholders is required by law or agreement; (b) the amendment would materially increase the benefits accruing to participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan; (c) the amendment increases the maximum number of shares which may be sold or awarded under the Plan, increases the maximum limitations for individual awards, or decreases the minimum Option price or Stock Appreciation Right grant price requirements (except for adjustments permitted under the Plan in connection with a corporate transaction); (d) the amendment extends the duration of the Plan or the maximum period during which Options or Stock Appreciation Rights may be exercised under the Plan; or (e) the amendment reduces the Option price or grant price of an Option or Stock Appreciation Right, cancels an Option or Stock Appreciation Right or replaces it with a new Option or Stock Appreciation Right with a lower Option price or grant price, or that has an economic effect that is the same as any such reduction or cancellation, or cancels an outstanding Option or Stock Appreciation Right in exchange for the grant of another type of Award (except for adjustments permitted under the Plan in connection with a corporate transaction). In addition, no amendment or termination may (1) disqualify the Plan from the exemption provided by Rule 16b-3 of the Exchange Act; or (2) impair the rights of an Award previously granted without the Award holder's consent (except for amendments made to cause the Plan to qualify for the exemption provided by Rule 16b-3 of the Exchange Act). The Plan automatically will terminate on November 1, 2021, unless earlier terminated by the Board.

Payment of Taxes. When an amount becomes includible in the gross income of an Award holder for income tax purposes relating to such Award, the Award holder is required to pay to CCUR the taxes required by law to be withheld with respect to such amount. CCUR may deduct such taxes from any payment otherwise due the Award holder. Unless otherwise determined by CCUR, an Award holder may satisfy withholding requirements by electing to have CCUR withhold from delivery shares of common stock having a value equal to the amount of tax to be withheld.

Federal Income Tax Consequences

The following is a brief general summary of certain federal income tax consequences applicable to Options, Stock Appreciation Rights and Restricted Stock Awards granted under the Plan, based on current federal income tax laws, regulations (including proposed regulations), and judicial and administrative interpretations thereof. The federal income tax law and regulations are frequently amended, and such amendments may or may not be retroactive. Individual circumstances also may vary these results.

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Non-Qualified Stock Options. An optionee will not recognize taxable income upon the grant of a Non-ISO. Upon the exercise of a Non-ISO, however, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares transferred to the optionee over the Option exercise price. If shares acquired upon exercise of a Non-ISO are later sold, then the difference between the sales price and the fair market value of the shares on the date that ordinary income previously was recognized on the shares generally will be taxable as long-term or short-term capital gain or loss (depending upon whether the stock has been held for more than one year). Assuming that a participant’s compensation is otherwise reasonable and that the statutory limitations on compensation deductions (including the limitations under Code Sections 162(m) and 280G) do not apply, CCUR normally will be entitled to a federal income tax deduction equal to the amount of income recognized by the optionee.

Additional special rules not addressed above apply to an optionee who exercises a Non-ISO by paying the Option exercise price, in whole or in part, by the transfer of common stock to CCUR.

Incentive Stock Options. An optionee will not recognize taxable income upon the grant of an ISO. In addition, an optionee generally will not recognize taxable income upon the exercise of an ISO. However, upon exercise of an ISO, an optionee's alternative minimum taxable income is increased by the amount that the fair market value of shares transferred to the optionee upon exercise exceeds the Option exercise price, and an optionee's federal income tax liability may be increased as a result under the alternative minimum tax rules of the Code.

If an optionee sells the common stock acquired upon exercise of an ISO, the tax consequences of the sale (a “Disposition”) depend upon whether the Disposition is a qualifying or disqualifying Disposition. A taxable Disposition of the shares is qualifying if it is made at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised (the “Holding Periods”). If the Disposition of the shares is a qualifying Disposition, any excess of the sale price of the common stock over the Option exercise price of the ISO is treated as long-term capital gain taxable to the optionee at the time of the Disposition. If the Disposition is a disqualifying Disposition (made prior to expiration of the Holding Periods), the optionee generally will recognize ordinary income at the time of the Disposition equal to the lesser of (1) the excess of the fair market value of the shares on the date the ISO was exercised over the Option exercise price, or (2) the gain realized on the Disposition (i.e., the excess of the amount realized on the Disposition over the Option exercise price), and any excess of the sale price of the shares over the fair market value of the shares on the date the ISO was exercised will be taxed as short-term or long-term capital gain.

CCUR will not be entitled to a federal income tax deduction with respect to an ISO unless an optionee engages in a disqualifying Disposition of the stock acquired upon exercise of the ISO. If an optionee engages in a disqualifying Disposition and the statutory limitations on compensation deductions do not apply, CCUR normally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the optionee.

Additional special rules not addressed above apply to an optionee who exercises an ISO by paying the Option exercise price, in whole or in part, by the transfer of common stock to CCUR.

Restricted Stock Awards. A Plan participant generally will not be taxed upon the grant of a Restricted Stock Award if the shares are subject to restrictions that amount to a substantial risk of forfeiture (as defined in the Code), but rather will recognize ordinary income in an amount equal to the fair market value of the common stock at the time the shares are no longer subject to a substantial risk of forfeiture. However, an Award holder may make an election under 83(b) of the Code (not later than 30 days after acquiring shares subject to a substantial risk of forfeiture) to recognize ordinary income at the time the restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding that such shares are subject to a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the Award holder at the time the restrictions lapse. However, if shares with respect to which such an election was made are later forfeited, no tax deduction is allowable to the Award holder for the forfeited shares. Assuming that a participant’s compensation is otherwise reasonable and that the statutory limitations on compensation deductions (including the limitations under Code Sections 162(m) and 280G) do not apply, CCUR normally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income.

Stock Appreciation Rights. The grant of Stock Appreciation Rights ordinarily will not result in taxable income to a Plan participant or a federal income tax deduction to CCUR. Upon exercise of a Stock Appreciation Right, the Award holder will recognize ordinary income, and assuming that a participant’s compensation is otherwise reasonable and that the statutory limitations on compensation deductions (including the limitations under Code Sections 162(m) and 280G) do not apply, CCUR normally will have a corresponding deduction in an amount equal to the cash or the fair market value of the shares of common stock received by the Award holder.

The Board unanimously recommends that you vote “FOR” the approval of the Third Amendment to the Plan.

Unless a proxy card (or voting instruction properly submitted by telephone or via the Internet) is marked to give a different direction, the persons named as attorneys-in-fact in the proxy card will vote “FOR” the approval of the Third Amendment to the Plan.

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OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires CCUR’s executive officers and directors and persons who beneficially own more than 10% of our common stock (collectively, the reporting persons) to file with the SEC initial reports of their beneficial ownership of CCUR’s common stock and reports of changes in their beneficial ownership of our common stock. Based solely on a review of such reports and written representations made by CCUR’s executive officers and directors with respect to the completeness and timeliness of their filings, the Company believes that the reporting persons complied with all applicable Section 16(a) filing requirements on a timely basis during Fiscal Year 2018.

Expenses of Solicitation

All costs of solicitation of proxies will be borne by CCUR. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their related out-of-pocket expenses. In addition to soliciting the proxies by mail and the Internet, our directors, officers and employees, without additional remuneration, may solicit proxies personally or by telephone, facsimile and e-mail.

2018 Annual Report to Stockholders

This Proxy Statement is accompanied by the Annual Report on Form 10-K for Fiscal Year 2018, and these materials are also available at www.proxyvote.com and on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab. The Annual Report on Form 10-K for Fiscal Year 2018, which contains the audited consolidated financial statements and other information about the Company, is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material.

Annual Report on Form 10-K

The Company also will provide without charge to each person solicited pursuant to this Proxy Statement, upon the written request of any such person, a copy of the Company’s Annual Report on Form 10-K for Fiscal Year 2018, including the financial statements and the financial statement schedules required to be filed with the SEC, except exhibits thereto. If requested by eligible stockholders, we will provide a copy of the exhibits for a reasonable fee. Requests should be in writing and addressed to the attention of the Company’s Corporate Secretary at CCUR Holdings, Inc., 4375 River Green Parkway, Suite 210, Duluth, Georgia 30096.

Householding

The SEC rules and Delaware law permit the Company to mail one annual report and proxy statement in one envelope to all stockholders residing at the same address if certain conditions are met. This is called “householding” and can result in significant savings of paper and mailing costs. Accordingly, only one copy of this Proxy Statement and the Annual Report on Form 10-K for Fiscal Year 2018 is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of annual reports or proxy statements.

The Company will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement or the Annual Report on Form 10-K for Fiscal Year 2018 to any stockholder residing at an address to which only a single copy was mailed. If you choose not to household or if you choose to continue householding but would like to receive an additional copy of this Proxy Statement or the Annual on Form 10-K for Fiscal Year 2018 for members of your household, you may contact the Company’s Corporate Secretary at 4375 River Green Parkway, Suite 210, Duluth, Georgia 30096, or by calling (770) 305-6435.

If you would like to household in the future and are currently receiving multiple copies of the annual report or proxy statement, you may contact the Company’s Corporate Secretary at the address and phone number above to request that only a single copy of the annual report or proxy statement be mailed in the future.

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Stockholder Proposals for the 2019 Annual Meeting of Stockholders

Any stockholder proposal intended to be included in CCUR’s proxy statement and form of proxy relating to the 2019 Annual Meeting of Stockholders must be in writing and received by the Company no later than June 17, 2019. Any such stockholder proposal must also comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to the attention of the Company’s Corporate Secretary at CCUR Holdings, Inc., 4375 River Green Parkway, Suite 210, Duluth, Georgia 30096. Pursuant to the SEC rules, submitting a proposal will not guarantee that it will be included in the Company’s proxy materials.

In addition, any stockholder proposal intended to be presented at the 2019 Annual Meeting of Stockholders, but that will not be included in the Company’s proxy statement and form of proxy relating to the 2019 Annual Meeting of Stockholders (i.e., any proposal other than a proposal submitted pursuant to Rule 14a-8 of the Exchange Act), must be in writing and received by the Company’s Corporate Secretary at CCUR Holdings, Inc., 4375 River Green Parkway, Suite 210, Duluth, Georgia 30096 no earlier than July 12, 2019 and no later than August 11, 2019. However, if the 2019 Annual Meeting of Stockholders is not scheduled to be held between October 9, 2019 and December 8, 2019, to be timely the stockholder’s notice must be so received not later than the close of business on the later of (i) the 10th day following the day of the public disclosure of the date of the 2019 Annual Meeting of Stockholders or (ii) 90 days prior to the date of the 2019 Annual Meeting of Stockholders. Stockholder proposals must include the specified information concerning the proposal and the stockholder submitting the proposal as set forth in the Company’s Amended and Restated By-laws. A copy of the Company’s Amended and Restated By-laws may be obtained by writing to the Company’s Corporate Secretary at CCUR Holdings, Inc., 4375 River Green Parkway, Suite 210, Duluth, Georgia 30096.

By Order of the Board,

Heather Asher
General Counsel & Corporate Secretary

Duluth, Georgia

[ ], 2018

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

CCUR Holdings, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.       The name of the corporation is “CCUR Holdings, Inc.”

2.       The Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate of Incorporation”), is hereby amended by replacing the existing Article TWELFTH of the Restated Certificate of Incorporation in its entirety with the text of the amended Article TWELFTH attached hereto as Annex A (the “Amendment”).

3.       In accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), the Board of Directors of the Corporation duly adopted and approved the Amendment, deemed the Amendment advisable and directed that the Amendment be considered by the Corporation’s stockholders. Notice of the Amendment was duly given to the stockholders of the Corporation in accordance with Section 222 of the DGCL. The Amendment was adopted by the Corporation’s stockholders on November 8, 2018, in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to duly execute this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation on this [ ] day of ___, 2018

CCUR HOLDINGS, INC.

By:
Name:
Time:

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ANNEX A

AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
CCUR HOLDINGS, INC.

TWELFTH:       Restrictions on the transfer of shares of the Corporation’s capital stock are as follows:

A.	Definitions and Interpretation.

The following capitalized terms have the meanings ascribed below when used in this Article TWELFTH with initial capital letters (and any references in this Article TWELFTH to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

(i)       “4.9% Transaction” has the meaning set forth in Article TWELFTH, Section B.

(ii)       “4.9% Stockholder” means a Person whose Percentage Stock Ownership equals or exceeds 4.9% of the Corporation’s then-outstanding Capital Stock, whether directly or indirectly, and including Capital Stock such Person would be deemed to constructively own or which otherwise would be aggregated with Capital Stock owned by such Person pursuant to Section 382 of the Internal Revenue Code, or any successor provision or replacement provision and the applicable Treasury Regulations thereunder.

(iii)      “Agent” has the meaning set forth in Article TWELFTH, Section E.

(iv)      “Board of Directors” means the board of directors of the Corporation (or a duly authorized committee thereof).

(v)       “Capital Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2(a)(3) or § 1.382-2T(f)(18).

(vi)      “CDS” has the meaning set forth in Article TWELFTH, Section B.

(vii)     “Common Stock” means the Common Stock, par value $0.01 per share, of the Corporation.

(viii)    “Corporation Securities” means (1) Capital Stock, including Common Stock and Preferred Stock (other than Preferred Stock described in Section 1504(a)(4) of the Internal Revenue Code), and (2) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase Securities.

(ix)      “DTC” has the meaning set forth in Article TWELFTH, Section B.

(x)       “Effective Date” means the date of filing of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

(xi)      “Excess Securities” has the meaning given such term in Article TWELFTH, Section D.

(xii)     “Expiration Date” means the earliest of (1) the repeal of Section 382 of the Internal Revenue Code or any successor statute, if the Board of Directors determines that this Article TWELFTH is no longer necessary or desirable for the preservation of Tax Benefits, (2) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward, (3) such date as the Board of Directors shall fix in accordance with Article TWELFTH, Section L and (4) the date of the Corporation’s annual meeting of stockholders to be held during calendar year 2020.

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(xiii)       “Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(xiv)      Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Internal Revenue Code as determined in accordance with the Treasury Regulation § 1.382-2T(g), (h), (j) and (k) or any successor provision.

(xv)       “Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i); and includes any successor (by merger or otherwise) of such entity.

(xvi)       “Preferred Stock” means the Class A Preferred Stock, par value $100 per share, of the Corporation and the Series Preferred Stock, par value $0.01 per share, of the Corporation.

(xvii)      “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(xviii)    “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited or void under this Article TWELFTH.

(xix)       “Proposed Transaction” has the meaning set forth in Article TWELFTH, Section C.

(xx)        “Purported Transferee” has the meaning set forth in Article TWELFTH, Section D.

(xxi)       “Request” has the meaning set forth in Article TWELFTH, Section C.

(xxii)      “Requesting Person” has the meaning set forth in Article TWELFTH, Section C.

(xxiii)     “Securities” and “Security” each has the meaning set forth in Article TWELFTH, Section G.

(xxiv)     “Stock Ownership” means any direct or indirect ownership of Capital Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Section 382 of the Internal Revenue Code and the regulations thereunder.

(xxv)      “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Internal Revenue Code.

(xxvi)     “Transfer” means any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a Person (other than the Corporation) that alters the Percentage Stock Ownership of any Person. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-4(d)). To avoid doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Capital Stock by the Corporation.

(xxvii)    “Transferee” means any Person to whom Corporation Securities are Transferred.

(xxviii)   “Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Internal Revenue Code, as amended from time to time.

A-3

B.	Transfer and Ownership Restrictions.

In order to preserve the Corporation’s ability to use the Tax Benefits to offset income until the Expiration Date, no Person (including, without limitation, the U.S. Government or any agency or instrumentality thereof) other than the Corporation shall, except as provided in Article TWELFTH, Section C, Transfer to any Person (and any such attempted Transfer shall be void ab initio) any direct or indirect interest in any Corporation Securities to the extent that such Transfer, if effective, would cause the transferee or any other Person to become a 4.9% Stockholder, or would cause the Percentage Stock Ownership of any 4.9% Stockholder to increase (any such Transfer, a “4.9% Transaction”). This Article TWELFTH, Section B shall not preclude either the Transfer to the Depository Trust Company (“DTC”), Clearing and Depository Services (“CDS”) or to any other securities intermediary, as such term is defined in § 8102(14) of the Uniform Commercial Code, of Corporation Securities not previously held through DTC, CDS or such intermediary or the settlement of any transactions in the Corporation Securities entered into through the facilities of a national securities exchange, any national securities quotation system or any electronic or other alternative trading system; provided that, if such Transfer or the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer subject to all of the provisions and limitations set forth in the remainder of this Article TWELFTH.

C.	Exceptions to Transfer and Ownership Restrictions.

(i)          Any Transfer of Corporation Securities that would otherwise be prohibited pursuant to Article TWELFTH, Section B shall nonetheless be permitted if:

(1)       prior to such Transfer being consummated (or, in the case of an involuntary Transfer, as soon as practicable after such Transfer is consummated), the Board of Directors approves the Transfer in accordance with Article TWELFTH, Section C(ii) (such approval may relate to a Transfer or series of identified Transfers and may provide the effective time of such Transfer which could be retroactive);

(2)       such Transfer is pursuant to any transaction, including, without limitation, a merger, consolidation, mandatory share exchange or other business combination in which all holders of Common Stock receive, or are offered the same opportunity to receive, cash or other consideration for all such Corporation Securities, and upon the consummation of which the acquirer owns at least a majority of the outstanding shares of Common Stock; or

(3)       such Transfer is a Transfer to any employee stock ownership or other employee benefit plan of the Corporation or a subsidiary of the Corporation (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Corporation or of any subsidiary of the Corporation).

(ii)         The restrictions contained in this Article TWELFTH are for the purposes of reducing the risk that any “ownership change” (as defined in the Internal Revenue Code) with respect to the Corporation may limit the Corporation’s ability to utilize its Tax Benefits. The restrictions set forth in Article TWELFTH, Section B shall not apply to a proposed Transfer that is a 4.9% Transaction if the transferor or the transferee obtains the authorization of the Board of Directors in the manner described below.

(1)       In connection therewith, and to provide for effective policing of these provisions, any Person who desires to effect a transaction that may be a 4.9% Transaction (a “Requesting Person”) shall, prior to the date of such transaction for which the Requesting Person seeks authorization (the “Proposed Transaction”), request in writing (a “Request”) that the Board of Directors review the Proposed Transaction and authorize or not object to the Proposed Transaction in accordance with this Article TWELFTH, Section C(ii). A Request shall be delivered by registered mail, return receipt requested, to the Secretary of the Corporation at the Corporation’s principal executive office. Such Request shall be deemed to have been made when actually received by the Corporation. A Request shall include: (a) the name and address and telephone number of the Requesting Person; (b) the number of Corporation Securities beneficially owned by, and Percentage Stock Ownership of, the Requesting Person; and (c) a reasonably detailed description of the Proposed Transaction or Proposed Transactions by which the Requesting Person would propose to effect a 4.9% Transaction and the proposed tax treatment thereof.

(2)       The Board of Directors shall, in good faith, endeavor to respond to a Request within sixty (60) days of receiving such Request; provided that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Request.

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(3)       The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Corporation or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only authorize a Proposed Transaction if (a) it receives, at its request, a report from the Corporation’s advisors to the effect that the Proposed Transaction does not create a significant risk of material adverse tax consequences to the Corporation or (b) it otherwise determines in its sole discretion that granting the Request is in the best interests of the Corporation. Any Request may be submitted on a confidential basis and, except to the extent (x) required by applicable law or regulation, (y) required pursuant to a valid and effective subpoena, order, or request issued by a court of competent jurisdiction or by a governmental or regulatory body or authority or (z) provided to any regulatory or governmental authorities with jurisdiction over the Corporation and its affiliates, the Corporation shall maintain the confidentiality of such Request and the determination of the Board of Directors with respect thereto for a period of three years from the date of the Request, unless the information contained in the Request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available.

(4)       The Request shall be considered and evaluated by directors serving on the Board of Directors who are independent of the Corporation and the Requesting Person and disinterested with respect to the Request, who shall constitute a committee of the Board for this purpose, and the action of a majority of such independent and disinterested directors, or any committee of the Board consisting solely of these directors, shall be deemed to be the determination of the Board of Directors for purposes of such Request. Furthermore, the Board of Directors shall approve within thirty (30) days of receiving a Request as provided in this Article TWELFTH, Section C(ii) of any proposed Transfer that does not cause any aggregate increase in the Percentage Stock Ownership by 4.9% Stockholders (as determined after giving effect to the proposed Transfer) over the lowest Percentage Stock Ownership of such 4.9% Stockholders (as determined immediately before the proposed Transfer) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Internal Revenue Code.

(iii)        In addition to Article TWELFTH, Section C(ii), the Board of Directors may determine that the restrictions set forth in Article TWELFTH, Section B shall not apply to any particular transaction or transactions, whether or not a request has been made to the Board of Directors, including, without limitation, a Request pursuant to Article TWELFTH, Section C(ii). Any determination of the Board of Directors hereunder may be made prospectively or retroactively.

(iv)        The Board of Directors may impose any conditions that it deems reasonable and appropriate in connection with any approval pursuant to this Article TWELFTH, Section C, including, without limitation, restrictions on the ability of any Transferee to Transfer Capital Stock acquired through a Transfer.

D.	Excess Securities.

(i)       Neither the Corporation or any of its employees or agents shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Article TWELFTH, Section E or until an approval is obtained under Article TWELFTH, Section C. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of Article TWELFTH, Section D or Section E shall also be a Prohibited Transfer.

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(ii)       The Corporation may require, as a condition to the registration of any Transfer of Corporation Securities or the payment of any distribution on any Corporation Securities, that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to such proposed Transferee’s or payee’s direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article TWELFTH, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Capital Stock and other evidence that a Transfer will not be prohibited by this Article TWELFTH as a condition to registering any transfer.

E.	Transfer to Agent.

If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty (30) days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities, would otherwise adversely affect the value of the Corporation Securities or would be in violation of applicable securities laws. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Article TWELFTH, Section F if the Agent rather than the Purported Transferee had resold the Excess Securities (taking into account the actual costs incurred by the Agent).

F.	Application of Proceeds and Prohibited Distributions.

The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows:

(i)       first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder;

(ii)      second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount shall be determined at the discretion of the Board of Directors; and

(iii)     third, any remaining amounts shall be paid to one or more organizations qualifying under section 501(c)(3) of the Internal Revenue Code (or any comparable successor provision) selected by the Board of Directors.

The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Article TWELFTH, Section F. In no event shall the proceeds of any sale of Excess Securities pursuant to this Article TWELFTH, Section F inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

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G.	Modification of Remedies for Certain Indirect Transfers.

In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause the transferee or any other Person to become a 4.9% Stockholder, or would increase the Percentage Stock Ownership of a 4.9% Stockholder, the application of Article TWELFTH, Sections E and F shall be modified as described in this Article TWELFTH, Section G. In such case, no such 4.9% Stockholder shall be required to dispose of any interest that is not a Security, but such 4.9% Stockholder or any Person whose ownership of Securities is attributed to such 4.9% Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.9% Stockholder, following such disposition, not to be in violation of this Article TWELFTH. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Article TWELFTH, Sections E and F, except that the maximum aggregate amount payable either to such 4.9% Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.9% Stockholder or such other Person. The purpose of this Article TWELFTH, Section G is to extend the restrictions in Article TWELFTH, Sections B and F to situations in which there is a 4.9% Transaction without a direct Transfer of Corporation Securities, and this Article TWELFTH, Section G, along with the other provisions of this Article TWELFTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

H.	Legal Proceedings and Prompt Enforcement.

If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Article TWELFTH, Section E (whether or not made within the time specified in Article TWELFTH, Section E), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Article TWELFTH, Section H shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article TWELFTH being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Article TWELFTH, Section E to constitute a waiver or loss of any right of the Corporation under this Article TWELFTH. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article TWELFTH.

I.	Liability.

To the fullest extent permitted by law, any stockholder subject to the provisions of this Article TWELFTH who knowingly violates the provisions of this Article TWELFTH and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

J.	Obligation to Provide Information.

As a condition to the registration of the Transfer of any Capital Stock, any Person who is a beneficial, legal or record holder of Capital Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article TWELFTH or the status of the Tax Benefits of the Corporation.

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K.	Legends.

The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Capital Stock, or any other evidence issued by the Corporation of uncertificated shares of Capital Stock, that are subject to the restrictions on transfer and ownership contained in this Article TWELFTH bear the following legend:

THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”), OF CCUR HOLDINGS, INC. (THE “CORPORATION”) CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A 4.9% STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION’S CERTIFICATE OF INCORPORATION TO CAUSE THE 4.9% STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Capital Stock, or any other evidence issued by the Corporation of uncertificated shares of Capital Stock, that are subject to conditions imposed by the Board of Directors under Article TWELFTH, Section C also bear a conspicuous legend referencing the applicable restrictions.

The Corporation may make appropriate notations upon its stock transfer records or other evidence of ownership and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Article TWELFTH for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system.

L.	Authority of Board of Directors.

(i)       All determinations and interpretations of the Board of Directors shall be interpreted or determined, as the case may be, by the Board of Directors, in its sole discretion and shall be conclusive and binding for all purposes of this Article TWELFTH.

(ii)       The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article TWELFTH, including, without limitation, (1) the identification of 4.9% Stockholders, (2) whether a Transfer is a 4.9% Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Corporation of any 4.9% Stockholder, (4) whether any instrument constitutes Corporation Securities, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Article TWELFTH, Section F, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article TWELFTH. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article TWELFTH for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article TWELFTH.

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(iii)     Nothing contained in this Article TWELFTH shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article TWELFTH, (3) modify the definitions of any terms set forth in this Article TWELFTH or (4) modify the terms of this Article TWELFTH as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Internal Revenue Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(iv)     In the case of an ambiguity in the application of any of the provisions of this Article TWELFTH, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article TWELFTH requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article TWELFTH. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article TWELFTH. The Board of Directors may delegate all or any portion of its duties and powers under this Article TWELFTH to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article TWELFTH through duly authorized officers or agents of the Corporation.

(v)      Nothing contained in this Article TWELFTH shall limit the authority of the Board of Directors to determine, in its sole discretion, to waive the application of the provisions of this Article TWELFTH for all stockholders.

(vi)     Nothing in this Article TWELFTH shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

M.	Reliance.

To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article TWELFTH. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

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N.	Benefits of this Article TWELFTH.

Nothing in this Article TWELFTH shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article TWELFTH. This Article TWELFTH shall be for the sole and exclusive benefit of the Corporation and the Agent.

O.	Severability.

The purpose of this Article TWELFTH is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article TWELFTH or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article TWELFTH.

P.	Waiver.

With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article TWELFTH, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

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APPENDIX B

CCUR HOLDINGS, INC.

AMENDED AND RESTATED

2011 STOCK INCENTIVE PLAN

SECTION 1.        Purpose. The purpose of the CCUR Holdings, Inc. 2011 Stock Incentive Plan is to advance the interests of CCUR Holdings, Inc. (the “Company”) by enabling officers, employees, non-employee directors and consultants of the Company and its Affiliates to participate in the Company’s future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company.

SECTION 2.	Definitions. For purposes of the Plan, the following terms are defined as set forth below:

a.	“Affiliate” means a corporation or other entity controlled (as determined by the Committee) directly, or indirectly through one or more intermediaries, by the Company and designated by the Committee as such.

b.	“Award” means an award granted to a Participant in the form of a Stock Appreciation Right, Stock Option, or Restricted Stock, or any combination of the foregoing.

c.	“Board” means the Board of Directors of the Company.

d.	“Cause” shall have the meaning set forth in Section 9.

e.	“Change of Control” shall have the meaning set forth in Section 12.

f.	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

g.	“Committee” means the Committee referred to in Section 5.

h.	“Company” means CCUR Holdings, Inc., a Delaware corporation.

i.	“Disability” means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan (provided, in the case of Incentive Stock Option "Disability" is determined consistent with permanent and total disability as defined in Section 22(e)(3) of the Code).

j.	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

k.	“Fair Market Value” means the closing sale price as of any given date of a share of Stock if the Stock is listed on a national securities exchange or quoted on the NASDAQ system or, if no such closing price is available on such date, such closing price as reported for the immediately preceding business day. If the Stock is not listed on a national securities exchange or quoted on the NASDAQ system, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

l.	“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

m.	“Non-Employee Director” means any director of the Company who is not an employee of the Company or any of its Affiliates.

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n.	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

o.	“Normal Retirement” means retirement from active employment with the Company or an Affiliate at or after age 65 or at such other age as may be specified by the Committee in the Award agreement.

p.	“Participant” means an officer, employee, Non-Employee Director or consultant of the Company or of an Affiliate to whom an Award has been granted that has not terminated, expired or been fully exercised.

q.	“Plan” means the CCUR Holdings, Inc. 2011 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

r.	“Prior Plan” means the Concurrent Computer Corporation Third Amended and Restated 2001 Stock Option Plan.

s.	“Restriction Period” means the period of time, which may be a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the Restrictions imposed on such Stock, as determined by the Committee.

t.	“Restrictions” means the restrictions and conditions imposed on Restricted Stock awarded to a Participant, as determined by the Committee, that must be satisfied in order for the Restricted Stock to vest, in whole or in part, in the Participant.

u.	“Restricted Stock” means an award of Stock subject to Restrictions whereby the Participant’s rights to full enjoyment of the Stock are conditioned upon the future performance of substantial services or are otherwise subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code.

v.	“Restricted Stock Agreement” means a written agreement between a Participant and the Company evidencing an Award of Restricted Stock.

w.	“Restricted Stock Award Date" means the date on which the Committee awarded Restricted Stock to the Participant.

x.	“Retirement” means Normal Retirement or early retirement if the Company’s Profit Sharing and Savings Plan provides for same.

y.	“Rule 16b-3” means the exemption under Rule 16b-3 to Section 16(b) of the Exchange Act, as amended from time to time.

z.	“Stock” means common stock, $.01 per share par value, of the Company.

aa.	“Stock Appreciation Right” means a right granted under Section 10 to receive the appreciation in a share of Stock.

bb.	“Stock Option” or “Option” means an option granted under Section 9.

cc.	“Termination of Employment” means the termination of a Participant’s employment with the Company and any Affiliate. A Participant employed by an Affiliate also shall be deemed to incur a Termination of Employment if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or another Affiliate.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used. For purposes of the definitions set forth in this Section 2, the singular shall include the plural and the plural shall include the singular.

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SECTION 3.         Effective Date. The effective date of the Plan shall be November 1, 2011. From and after the Effective Date, no further Awards shall be made under the Prior Plan; however, Awards made under the Prior Plan before the Effective Date shall continue in effect in accordance with their terms.

SECTION 4.         Stock Subject to Plan.

The number of shares of Stock reserved and available for issuance pursuant to Awards under the Plan effective November 8, 2018, shall be increased by an additional 900,000 shares of Stock so that the total number reserved and available for issuance pursuant to Awards under the Plan on such date shall be 900,000 shares plus the number of shares of Stock then remaining from the 600,000 shares that were reserved pursuant to the amendment approved by stockholders on October 23, 2014 and the 500,000 shares of Stock which were originally reserved and available for issuance pursuant to Awards under the Plan as adopted on November 1, 2011. As of October 1, 2018 there were 75,000 shares subject to issued and outstanding Awards and 12,219 shares available for distribution under the Plan. Shares of Stock reserved and available for issuance pursuant to Awards under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. A maximum of all shares of Stock may be issued under the Plan pursuant to Incentive Stock Options.

If any shares of Stock cease to be subject to a Stock Option (as a result of cancellation, expiration or exchange of such Option), if any shares of Restricted Stock are forfeited, or if any Award otherwise terminates without a distribution being made to the Participant in the form of Stock, such shares shall again be available for Awards under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization (including, but not limited to, the issuance of Stock or any securities convertible into Stock in exchange for securities of the Company), stock dividend, stock split or reverse stock split, extraordinary distribution with respect to the Stock or other similar change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, the annual grant caps described in Section 6, and the number of shares and the Option price or Stock Appreciation Right grant price of shares subject to outstanding Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to any Award always shall be a whole number. In addition, the Committee shall have the right (in any manner that the Committee in its discretion deems consistent with Section 424(a) of the Code and without regard to the annual grant caps described in Section 6) to make any Award to effect the assumption of, or the substitution for, stock option, stock appreciation right and restricted stock grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such stock option, stock appreciation right and restricted stock grants.

SECTION 5.         Administration.

The Plan shall be administered by the Compensation Committee (“Committee”) of the Board or such other committee of the Board, composed of not less than two (2) members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a “non-employee director” under Rule 16b-3 and an “outside director” under Section 162(m) of the Code. If at any time no Committee shall be in place, the functions of the Committee specified in the Plan shall be exercised by the Board.

The Committee shall have plenary authority to grant Awards to officers, employees, Non-Employee Directors and consultants of the Company or an Affiliate.

Among other things, the Committee shall have the authority, subject to the terms of the Plan,

(a)	to select the officers, employees and consultants to whom Awards may from to time be granted;

(b)	to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock, or any combination thereof, are to be granted hereunder;

(c)	to determine the number of shares of Stock to be covered by each Award granted hereunder;

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(d)	to determine the terms and conditions of any Award granted hereunder (including, but not limited to, date of Awards, the Option price, any vesting restrictions or limitation, any repurchase rights in favor of the Company and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine);

(e)	to determine under what circumstances an Award may be settled in cash or Stock;

(f)	to determine Fair Market Value;

(g)	to make all determinations under the Plan concerning any Participant’s Termination of Employment, including whether such Termination of Employment occurs by reason of Cause, Disability, Retirement or in connection with a Change in Control, and whether a leave constitutes a Termination of Employment; and

(h)	to exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or advisable for the proper operation and/or administration of the Plan.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto); and to otherwise supervise the administration of the Plan.

The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

SECTION 6.         Eligibility and Annual Grant Caps.

Officers, employees, Non-Employee Directors and consultants of the Company and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Affiliates are eligible to be granted Awards under the Plan. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Award under the Plan shall not be eligible to receive an Award under the Plan for the duration of the waiver.

No officer, employee, Non-Employee Directors or consultant shall be granted in any calendar year Options to purchase more than 100,000 shares of Stock, Stock Appreciation Rights based on the appreciation with respect to more than 100,000 shares of Stock, or Awards of Restricted Stock for more than 100,000 shares of Stock.

SECTION 7.         Intentionally Left Blank

SECTION 8.         Duration of the Plan. The Plan shall terminate ten (10) years from the effective date specified in Section 3, unless terminated earlier pursuant to Section 13, and no Options may be granted thereafter.

SECTION 9.         Stock Options.

Stock Options granted under the Plan may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

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The Committee shall have the authority to grant any officer, employee, Non-Employee Director or consultant of the Company or of an Affiliate Stock Options (with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiary corporations (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option, or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

Stock Options shall be evidenced by Option agreements, the terms and provisions of which may differ. An Option agreement shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a Participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and takes such other action as necessary for the grant of the Stock Option. The Company shall notify a Participant of any grant of a Stock Option, and a written Option agreement shall be duly executed and delivered by the Company to the Participant. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(a)  Option Price. The Option price per share of Stock purchasable under an Option shall be determined by the Committee and set forth in the Option agreement, and shall not be less than the Fair Market Value of a share of Stock subject to the Option on the date of grant of the Option (or, in the case of an Incentive Stock Option granted to a “10 percent” stockholder under Section 422(b)(6) of the Code, shall not be less than 110% of the Fair Market Value of a share of Stock subject to the Option on the date of grant of the Option).

(b)  Option Term. The term of each Stock Option shall be ten (10) years, unless otherwise specified by the Committee in the written option agreement (provided that no Option shall be exercisable more than ten (10) years after the date of grant and no Incentive Stock Option granted to a “10 percent” stockholder under Section 422(b)(6) of the Code shall be exercisable more than five (5) years after the date of grant).

(c)  Exercisability. Subject to Section 12, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time, accelerate the exercisability of any Stock Option.

(d)  Method of Exercise. Subject to the provisions of this Section 9, Stock Options may be exercised (to the extent then exercisable), in whole or in part, at any time during the Option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment in full or in part also may be made in the form of unrestricted Stock already owned by the optionee of the same class as the Stock subject to the Stock Option; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock of the same class as the Stock subject to the Stock Option shall be authorized only at the time the Stock Option is granted.

In the discretion of the Committee, payment for any Stock subject to an Option also may be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The value of already owned shares of Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Fair Market Value of such already owned shares of Stock on the date preceding the exercise of such Option (and transfer of such already owned shares to the account of the Company).

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(e)  Non-transferability of Options. No Stock Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms “holder” and “optionee” include the guardian and legal representative of the optionee named in the Option agreement and any person to whom an Option is transferred by will or the laws of descent and distribution.

(f)  Termination by Death. If an optionee’s employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(g)  Termination by Reason of Disability. If any optionee’s employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one-year period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such one-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h)  Other Termination. If an optionee incurs a Termination of Employment for any reason other than death, Disability or Cause, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of three (3) months (or such shorter period as the Committee may specify at grant) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is shorter. If an optionee incurs a Termination of Employment by the Company or an Affiliate for Cause, any Stock Option held by such optionee shall thereupon immediately terminate in full. Unless otherwise determined by the Committee at the time of grant of an Option, for the purposes of the Plan, “Cause” shall have the same meaning as that set forth in any employment or severance agreement in effect between the Company and the Participant at the time of determination. If there is no such employment or severance agreement, “Cause” shall have the same meaning as set forth in the Award or if there is no such definition in the Award, “Cause” shall mean (1) the conviction of the optionee for committing a felony under federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling the optionee’s employment duties (or duties as a director, in the case of a Non-Employee Director), or (3) willful and deliberate failure on the part of the optionee to perform his or her employment duties (or duties as a director, in the case of a Non-Employee Director) in any material respect.

(i)  $100,000 Limit for Incentive Stock Options. No Stock Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the shares of Stock subject to the Option that would first become exercisable in any calendar year exceeds $100,000. Any such excess instead automatically shall be treated as a Non-Qualified Stock Option. The Committee shall interpret and administer the Incentive Stock Option limitation set forth in this Section 9(i) in accordance with Section 422(d) of the Code, and the Committee shall treat this Section 9(i) as in effect only for those periods for which Section 422(d) of the Code is in effect.

(j)  Cashing out of Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of any Stock Option to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of a share of Stock that is the subject of the Option exercise over the Option price times the number of shares of Stock subject to the Option on the effective date of such cash out.

SECTION 10.       Stock Appreciation Rights.

Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted any officer, employee, Non-Employee Director or consultant of the Company or of an Affiliate at any time and from time to time as shall be determined by the Committee. The Committee may grant Stock Appreciation Rights (a) in connection with, and at the Grant Date of, a related Option (a Tandem SAR), or (b) independent of, and unrelated to, an Option (a Freestanding SAR). The Committee shall have complete discretion in determining the number of shares of Stock to which a Stock Appreciation Right pertains (subject to Section 6) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any Stock Appreciation Right.

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Stock Appreciation Rights shall be evidenced by Stock Appreciation Rights agreements, the terms and provisions of which may differ. The grant of Stock Appreciation Rights shall occur on the date the Committee by resolution selects an individual to be a Participant in any grant of Stock Appreciation Rights, determines the number of shares of Stock to be subject to such Stock Appreciation Rights to be granted to such individual and takes such other action as necessary for the grant of the Stock Appreciation Rights. The Company shall notify a Participant of any grant of Stock Appreciation Rights, and a written Stock Appreciation Rights agreement shall be duly executed and delivered by the Company to the Participant.

Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(a) Grant Price. The grant price for each Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the grant date of such Freestanding SAR. The grant price of a Tandem SAR shall be equal to the Option price of the related Option.

(b) Term of Stock Appreciation Right. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that the term of any Tandem SAR shall be the same as the related Option.

(c) Exercisability. A Tandem SAR shall entitle a Participant to elect, in lieu of exercising his or her unexercised related Option for all or a portion of the shares of Stock for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such shares of Stock and to receive from the Company in exchange therefor a payment described in Section 10(d). An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the shares of Stock covered by such exercise, be canceled automatically and surrendered to the Company. Such Option shall thereafter remain exercisable according to its terms only with respect to the number of shares of Stock as to which it would otherwise be exercisable, less the number of shares of Stock with respect to which such Tandem SAR has been so exercised. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an Incentive Stock Option (a) the Tandem SAR will expire no later than the expiration of the related Incentive Stock Option; (b) the value of the payment with respect to the Tandem SAR may not exceed the difference between the Fair Market Value of the shares of Stock subject to the related Incentive Stock Option at the time the Tandem SAR is exercised and the Option Price of the related Incentive Stock Option; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the Incentive Stock Option exceeds the Option Price of the Incentive Stock Option. A Freestanding SAR may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement.

(d) Payment of SAR Amount. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Stock on the date of exercise over the Grant Price of the SAR, by the number of shares of Stock with respect to which the Stock Appreciation Right is exercised. Notwithstanding the foregoing, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per share of Stock that will be payable upon the exercise of a Stock Appreciation Right. At the discretion of the Committee, such payment upon exercise of a Stock Appreciation Right shall be in cash, in shares of Stock of equivalent Fair Market Value, or in some combination thereof.

(e) Rights as a Stockholder. A Participant receiving a Stock Appreciation Right shall have the rights of a stockholder only as to shares of Stock, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement.

(f) Termination of Employment or Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions under which a Stock Appreciation Right shall remain exercisable, if at all, upon a Termination of the Participant; provided, however, that in no event may a Stock Appreciation Right be exercised after the expiration date of such Stock Appreciation Right specified in the applicable Award Agreement. The provisions of Section 9(f), 9(g) and 9(h) above shall apply to any Stock Appreciation Right if the Award Agreement evidencing such Stock Appreciation Right does not specify the terms and conditions upon which such SAR shall be forfeited or be exercisable or terminate upon, or after, a Termination of the Participant.

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(g) Non-transferability. No Stock Appreciation Right may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, by the Participant other than by will or by the laws of descent and distribution.

SECTION 11.       Terms of Restricted Stock Awards.

Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Committee shall determine:

(a)	the terms and conditions of the Restricted Stock Agreement between the Company and the Participant evidencing the Award;

(b)	the Restriction Period for all or a portion of the Award, which Restriction Period may differ with respect to each Participant but shall be at least three (3) years, unless the Restriction(s) applicable to the Award are based on the attainment of specific corporate, divisional or individual performance standards or goals, in which case no more than 5% of the shares authorized will be granted with performance restrictions that can all lapse within one (1) year;

(c)	the Restriction(s) applicable to the Award, including, but not limited to, continuous employment with the Company or an Affiliate for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restriction(s) may differ with respect to each Participant;

(d)	whether the Participant shall receive the dividends and other distributions paid with respect to the Award as declared and paid to the holder of the Stock during the Restriction Period or whether such dividends or other distributions shall be withheld by the Company for the account of the Participant until the Restriction Period has expired or the Restriction(s) have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid; and

(e)	the percentage of the Award that shall vest in the Participant in the event of death, Disability or Retirement prior to the expiration of the Restriction Period or the satisfaction of the Restriction(s) applicable to the Award.

Upon an Award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued in the name of the Participant, or otherwise shall be transferred to the name of the Participant on the books and records of the Company, whereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall be entitled to vote the Stock. Any stock certificates issued to the Participant shall be held in custody by the Company, together with stock powers executed by the Participant in favor of the Company, until the Restriction Period expires and the Restriction(s) imposed on the Restricted Stock are satisfied. Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Restriction Period. Unless otherwise determined by the Committee and set forth in a Participant’s Restricted Stock Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Restricted Stock shall be granted the right to exercise full voting rights with respect to those shares during the Restriction Period.

SECTION 12.       Change of Control.

Unless an Award agreement provides otherwise, upon the occurrence of a Change of Control,

(a)	any and all outstanding Options and Stock Appreciation Rights shall become immediately exercisable, and the Committee, in its discretion, shall have the right (but not the obligation) to cash out prior to the transaction each Option and Stock Appreciation Right by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of a share of Stock over the Option price per share of Stock times the number of shares of Stock subject to the Option on the effective date of the cash out (in which event each Option and Stock Appreciation Right shall thereupon expire); and

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(b)	the Restriction Period and Restriction(s) imposed on the Restricted Stock shall lapse, and the Restricted Stock shall vest in the Participant, and any dividends and distributions paid with respect to the Restricted Stock that were escrowed during the Restriction Period shall be paid to the Participant.

For purposes of this Plan, “Change of Control” means the occurrence of any of the following events:

(a)	the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder, including, without limitation, Rule 13d-5(b)) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(i) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(ii) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(iii) an acquisition of voting securities pursuant to a transaction described in clause (c) below that would not be a Change of Control under clause (c);

(b)	a change in the composition of the Board that causes less than a majority of the directors of the Company to be directors that meet one or more of the following descriptions:

(i) a director who has been a director of the Company for a continuous period of at least 24 months, or

(ii) a director whose election or nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses (b)(i), (ii), or (iii) by prior nomination or election, but excluding, for the purpose of this sub clause (ii), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or (z) tender offer, merger, sale of substantially all of the Company’s assets, consolidation, reorganization, or business combination that would be a Change of Control under clause (c) on consummation thereof, or

(iii) who were serving on the Board as a result of the consummation of a transaction described in clause (c) that would not be a Change of Control under clause (c);

(c)	the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

(i)	that results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

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(ii)	after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board’s approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

(iii)	after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity, unless the Board determines in its discretion that beneficial ownership by a person or group of voting securities representing 50% or more of the combined voting power of the Successor Entity shall not be deemed a Change of Control; or

(d)	a liquidation or dissolution of the Company.

For purposes of clarification, an acquisition of Company securities by the Company that causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities is not to be treated as an “acquisition” by any person or group for purposes of clause (a) above. For purposes of clause (a) above, the Company makes the calculation of voting power as if the date of the acquisition were a record date for a vote of the Company’s stockholders, and for purposes of clause (c) above, the Company makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of the Company’s stockholders.

SECTION 13.       Amendments and Termination.

The Board may, at any time and without prior notice, amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made that would (i) impair the rights of an Award theretofore granted without the Participant’s consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent (a) such approval is required by law or agreement (including the applicable regulations and rules of the SEC and any national securities exchange on which the Stock is traded), (b) such amendment materially increases the benefits accruing to Participants under the Plan, materially modifies the requirements as to eligibility for participation in the Plan, (c) except as is provided in Section 4, such amendment increases the maximum number of shares of Stock which may be sold or awarded under the Plan, increases the maximum limitations set forth in Section 6, or decreases the minimum Option price or Stock Appreciation grant price requirements of Sections 9 and 10, respectively; or (d) such amendment extends the duration of the Plan or the maximum period during which Options or Stock Appreciation Rights may be exercised under the Plan.

The Committee may, at any time and without prior notice, amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Award holder without the holder’s consent, except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3; provided that no Stock Option or other Award may be amended retroactively without stockholder approval. Except as otherwise provided in Section 4, neither the Board nor the Committee may take any action: (1) to amend the terms of an outstanding Option or Stock Appreciation Right to reduce the Option price or grant price thereof, cancel an Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right with a lower Option price or grant price, or that has an economic effect that is the same as any such reduction or cancellation; or (2) to cancel an outstanding Option or Stock Appreciation Right in exchange for the grant of another type of Award, without, in each such case, first obtaining approval of the stockholders of Company of such action.

Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without stockholder approval.

SECTION 14.       General Provisions.

(a) Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

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(b) The Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the employment of any employee at any time.

(c) No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. No federal tax withholding shall be effected under the Plan that exceeds the minimum statutory federal withholding requirements.

(d) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.

(e) Agreements entered into by the Company and Participants relating to Awards under the Plan, in such form as may be approved by the Committee from time to time, to the extent consistent with or permitted by the Plan shall control with respect to the terms and conditions of the subject Award. If any provisions of the Plan or any agreement entered into pursuant to the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan or the subject agreement.

(f) As a condition to the grant of an Award, or the issuance of shares of Stock subject to an Award, the Committee may prescribe corporate, divisional, and/or individual performance goals applicable to all or any portion of the shares subject to the Award. Performance goals may be based on achieving a certain level of revenue, earnings, earnings per share, net income, return on equity, return on capital, return on assets, total stockholder return, return on sales or cash flow, or any combination thereof, of the Company or the Company and its Affiliates, or any division thereof, or on the extent of changes in such criteria.

(g) All references to sections are to sections of the Plan unless otherwise indicated. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

(h) It is the intention of the Company that no Award shall be deferred compensation subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise. To the extent the Committee determines that an Award will be subject to Section 409A of the Code, including any rules for payment, including elective or mandatory deferral of the payment or delivery of cash or shares of Stock pursuant thereto, and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly. The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A. Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, no event or condition shall constitute a Change in Control with respect to an Award to the extent that, if it were, a 20% additional income tax would be imposed under Section 409A of the Code on the Participant who holds such Award; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (for example, if applicable, in respect of vesting without an acceleration of payment of such an Award) without causing the imposition of such 20% tax.

(i) The Company and Affiliates shall have the right to offset against the obligations to make payment or issue any shares of Stock to any Participant under the Plan, any outstanding amounts (including travel and entertainment advance balances, loans, tax withholding amounts paid by the employer or amounts repayable to the Company or Affiliate pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to the Company or Affiliate and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement.

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